                                                                EXHIBIT 10(h)





                         REGISTRATION RIGHTS AGREEMENT


                                 By and Between


                           GENERAL MOTORS CORPORATION

                                      and


                    UNITED STATES TRUST COMPANY OF NEW YORK


                                 as Trustee of


                               THE GENERAL MOTORS
                                  HOURLY-RATE
                             EMPLOYEES PENSION PLAN

                               TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
1.   Contribution of Registrable Securities.  . . . . . . . . . . . . . .         2

2.   Restrictions on Transfer   . . . . . . . . . . . . . . . . . . . . .         4

3.   Demand Transfers   . . . . . . . . . . . . . . . . . . . . . . . . .        12

4.   Piggyback Registration   . . . . . . . . . . . . . . . . . . . . . .        17

5.   Holdback Period  . . . . . . . . . . . . . . . . . . . . . . . . . .        20

6.   Other Registration Rights  . . . . . . . . . . . . . . . . . . . . .        21

7.   Demand, Piggyback and Shelf Registration Procedures  . . . . . . . .        25

8.   Participation in Underwritten Transfers  . . . . . . . . . . . . . .        27

9.   Registration Expenses and Legal Counsel  . . . . . . . . . . . . . .        27

10.  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . .        28

11.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        31

12.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . .        33



                                    EXHIBITS


EXHIBIT A . . . . . . . . . . . . .           Form of Transfer Agreement
EXHIBIT B . . . . . . . . . . . . .           Interest Rate Schedule
EXHIBIT C . . . . . . . . . . . . .           Form of Succession Agreement

                         REGISTRATION RIGHTS AGREEMENT


           This Agreement is entered into on March 12, 1995, by and between General Motors Corporation, a Delaware corporation (sometimes referred to herein as "Issuer"), and United States Trust Company of New York, as trustee (the "Trustee") of a trust established under the General Motors Hourly-Rate Employees Pension Plan (the "Pension Plan"), for the account and on behalf of the Pension Plan (which shall thereby be deemed a party to this Agreement). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in Section 11.

           WHEREAS, Issuer intends, subject to the satisfaction of certain regulatory and other conditions, to contribute approximately 177 million shares of Class E Common Stock to the Pension Plan; and

           WHEREAS, the Pension Plan is prepared to accept the Class E Common Stock that may be contributed to it as described herein and to hold and dispose of any such Class E Common Stock on the terms and conditions hereinafter stated; and

           WHEREAS, the Pension Plan is the owner of shares of Class E Common Stock acquired by the Pension Plan pursuant to an Exchange and Registration Agreement, dated as of November 4, 1992 (the "Exchange Agreement"), by and among Issuer, the Pension Plan and the General Motors Retirement Program for Salaried Employees (the "Salaried Plan"); and

           WHEREAS, General Motors and the Pension Plan have entered into a Transfer Agreement, dated as of the date hereof, substantially in the form of Exhibit A attached hereto (as such agreement may be amended or modified from time to time, the "Transfer Agreement"), pursuant to which the Pension Plan has agreed to hold and dispose of the Class E Common Stock owned by the Pension Plan on the terms and conditions stated therein; and

           WHEREAS, the Trustee has been appointed by the named fiduciary of the Pension Plan (the "Named Fiduciary") (as determined in accordance with
Section 402(a) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), to manage any shares of Class E Common Stock held by the Pension Plan as described herein and to exercise all rights, powers and privileges appurtenant to such shares (subject to the authority of the Named Fiduciary to terminate such appointment and appoint one or more other investment managers for any such shares); and

           WHEREAS, the Trustee has full power and authority to execute and deliver this Agreement for the account and on behalf of the Pension Plan and to so bind the Pension Plan;

           NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Issuer and the Pension Plan agree as follows:

1.   Contribution of Registrable Securities.

           (a) Issuer agrees that any contribution of Registrable Securities made by Issuer to the Pension Plan (each such contribution being hereinafter referred to as a "Contribution") shall be made only on such days as the New York Stock Exchange, Inc. ("NYSE") shall be open for trading (a "Business Day").

           (b) The Pension Plan represents that it beneficially owns 17,511,372 shares of Class E Common Stock as of the date hereof (as determined pursuant to Section 16 of the Exchange Act (or any successor thereto)
("Section 16")) and agrees that, after the date hereof and until the final Contribution is made hereunder, it shall not acquire beneficial ownership of any additional shares of Class E Common Stock (as so determined), except pursuant to a Contribution made hereunder. Issuer agrees that if it makes multiple Contributions, either (i) no Contribution prior to the final Contribution will cause the Pension Plan to become a ten percent beneficial owner (as defined in Rule 16a-2 under the Exchange Act (or any successor thereto)) or (ii) Issuer will not propose to its stockholders any transaction that would result in a "sale" of shares of Class E Common Stock by the Pension Plan for purposes of Section 16 being deemed to occur (unless such sale is exempt under Section 16(b) of the Exchange Act (or any successor thereto) ("Section 16b")) prior to the date that is six months and one day after the final Contribution (or, if Section 16 is amended to change the period within which purchases and sales are matched for purposes of determining whether profits are recoverable by an issuer, the date that is one day after the expiration of a period of such length commencing on the date the final Contribution is made); provided, that is understood that nothing herein shall prohibit Issuer from submitting any such transaction to its stockholders prior to such date so long as any such sale is deemed to occur on or after such date.

           (c) Issuer agrees that it shall give the Trustee and its valuation adviser on behalf of the Pension Plan notice by teleconference after the close of normal trading on the NYSE but no later than 5:00 p.m., New York time, on the Business Day prior to the Business Day on which Issuer contemplates making such Contribution that it contemplates making a Contribution; provided, however, that such notice shall be revocable by Issuer at any time in its sole discretion prior to the conclusion of the teleconference referred to in Section 1(d). In such teleconference, Issuer shall state the date on which Issuer contemplates making the proposed Contribution and a range for the number of Registrable Securities which may be contributed, and the Trustee, together with its valuation adviser, will estimate a value per share, based on the closing price on the day of notice on the NYSE of Class E Common Stock, at various points within such range.

           (d) As soon as practicable, and in any event prior to 10:30 a.m., New York time, on the day of the proposed Contribution, Issuer will give the Trustee and its valuation adviser on behalf of the Pension Plan notice by teleconference of its continued interest, if any, in making a Contribution.
In such teleconference, Issuer will make one or more estimates of the specific number of Registrable Securities which Issuer may contribute, and the Trustee, together with its valuation adviser, will state the value per share it would assign for the Contribution based on each such estimate. If Issuer so decides, it shall irrevocably commit itself in such teleconference to contribute a number of Registrable Securities equal to one of such estimates, and the Trustee's valuation adviser shall be irrevocably committed to opine to the applicable value per share previously stated by it in such teleconference.
The Contribution, if any, shall be effective at the end of such teleconference, and the value per share for purposes of such Contribution shall be such stated value. Immediately after the teleconference in which a Contribution is made, Issuer shall deliver instructions to its transfer agent to issue the Registrable

Securities so contributed (in the form described below) and to register such Registrable Securities in the name of the Pension Plan or its nominee, and Issuer shall confirm such Contribution by delivering copies of such transfer instructions to the Trustee. As soon as practicable after the teleconference, and in any case no later than 5:00 p.m., New York time, on the Business Day on which such Contribution is made, the Trustee's valuation adviser will deliver to the Trustee, with a copy to Issuer, its written valuation opinion, confirming the valuation given in the teleconference.

           (e) Delivery of certificates representing the duly authorized, validly issued, fully paid and nonassessable shares of Class E Common Stock contributed in a Contribution shall be made to the Pension Plan at the offices of the Trustee for the Pension Plan (or such other place as may be mutually agreed upon), in such form as shall permit, subject to the provisions of this Agreement, the Transfer of the Registrable Securities through normal means of settlement (subject to the proviso in the next following sentence), not later than 5:00 p.m., New York time, on the fourth full Business Day after such Contribution. Such certificates shall be in due and proper form for delivery under applicable corporate law and shall be accompanied by such other documents and certificates as may be reasonably requested by the Trustee to confirm that the Pension Plan, upon receipt of such certificates, may, subject to the provisions of this Agreement, Transfer record and beneficial ownership of the shares of Class E Common Stock represented by such certificates; provided, however, that, subject to Section 1(f) below, each such certificate representing the Registrable Securities shall conspicuously bear legends in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REGISTRATION RIGHTS AGREEMENT, DATED MARCH 12, 1995, BY AND BETWEEN THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND UNITED STATES TRUST COMPANY OF NEW YORK, AS TRUSTEE OF A TRUST

     ESTABLISHED UNDER THE GENERAL MOTORS HOURLY RATE EMPLOYEES PENSION PLAN, THAT CONTAINS, AMONG OTHER THINGS, CERTAIN RESTRICTIONS ON THE TRANSFER OF SUCH SECURITIES. A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The certificates representing shares of Class E Common Stock held by the Pension Plan and acquired other than pursuant to a Contribution shall be promptly surrendered to Issuer in order that Issuer's transfer agent may place such legends upon them.

           (f) Issuer will instruct its transfer agent that the legends set forth in Section 1(e) shall be removed upon the Pension Plan's Transfer of shares of Class E Common Stock if such Transfer is made in accordance with all applicable provisions of this Agreement; provided, however, that if such Transfer is a Negotiated Transfer (as defined below) that is not registered under the Securities Act, the first legend shall remain on the certificates representing such shares until such time as the restrictions set forth in such legend cease to be applicable.

           (g) The Pension Plan represents and warrants that the Pension Plan, together with its investment managers, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Registrable Securities. The Pension Plan understands and acknowledges that the Contributions have not been and will not be registered under the Securities Act or any state securities law and that the Registrable Securities may not be the subject of any Transfer except as expressly permitted by this Agreement.

           2.    Restrictions on Transfer.

           (a) The Pension Plan shall not make any Transfer of any Registrable Securities other than, in each case, in accordance with the terms and conditions of this Agreement, pursuant to (i) a Public Transfer (as defined below), (ii) a Negotiated Transfer, (iii) as described in subsection (d), (e),
(f), (g) or (h) below, (iv) as described in Section 4 or 6 below, (v) from and after such time as the Pension Plan reduces its ownership of the Registrable Securities to less than 50 million shares of Class E Common Stock, pursuant to Rule 144 under the Securities Act or any successor thereto ("Rule 144") (without giving effect to the provisions of paragraph (k) (or any successor thereto) of Rule 144) and (vi) from and after such time as the Pension Plan reduces its ownership of the Registrable Securities to less than 25 million shares of Class E Common Stock, pursuant to Rule 144, (vii) a Transfer to Issuer or a wholly-owned direct or indirect subsidiary of Issuer pursuant to a self-tender offer or otherwise and (viii) a Transfer pursuant to a merger or consolidation in which Issuer or a wholly-owned direct or indirect subsidiary of Issuer is a constituent corporation. Except as provided in
Section 6(b), no Transfer described in clause (iii), (iv), (v), (vi), (vii) or
(viii) of the preceding sentence shall be considered a Demand Transfer (as defined below).

           (b) The Pension Plan shall not make any Transfer of Registrable Securities pursuant to a Demand Registration Statement (as defined below), a Shelf Registration Statement (as defined below) or a registration statement pursuant to a Piggyback Registration (as defined below) or a Strategic Partner Demand Registration (as defined below) other than in accordance with the plan of distribution described therein.

           (c) The Pension Plan shall not make any Transfer of securities convertible into or exercisable or exchangeable for the Registrable Securities or any other securities the value of which is derived from the Registrable Securities without obtaining the prior written consent of Issuer to such Transfer.

           (d) Notwithstanding the provisions of this Agreement to the contrary, the Pension Plan may at any time deliver to Issuer a written notice that the Pension Plan proposes to make a Transfer of Registrable Securities to or for the benefit of an employee benefit plan maintained or contributed to by Issuer or any of its affiliates in connection with the satisfaction of ordinary course funding obligations or investment objectives with respect to such employee benefit plan. Each notice of a proposed Transfer pursuant to this
Section 2(d) shall be delivered a reasonable period of time before such proposed Transfer and, in any event, not less than 30 days before such proposed Transfer. The Pension Plan shall establish, to the reasonable satisfaction of Issuer, that such proposed Transfer is in compliance with ERISA, federal and state securities laws and regulations and other applicable laws and regulations. Notwithstanding the foregoing, the Pension Plan shall not effect any such Transfer if Issuer's legal counsel advises

Issuer and the Pension Plan in writing that such Transfer would constitute a "prohibited transaction" (as described in Section 4975 of the Internal Revenue Code of 1986, as amended), unless the Pension Plan establishes to the reasonable satisfaction of Issuer that an exemption from such Section is available.

           (e) Notwithstanding the provisions of this Agreement to the contrary, the Pension Plan may at any time effect a Transfer by tendering any or all of the Registrable Securities into an exchange offer, a tender offer or a request or invitation for tenders (as such terms are used in Sections 14(d) or 14(e) of the Exchange Act and the rules and regulations of the Commission thereunder) (collectively, a "tender offer")) for Class E Common Stock if (X) such Transfer is effected within the 24-hour period immediately prior to the then scheduled expiration time for such tender offer, and (Y) at the time the Pension Plan proposes to effect such Transfer:

                 (i) Issuer (A) does not have in effect a stockholders rights plan or (B) has in effect a stockholders rights plan but there has been a redemption, revocation or similar invalidation of the preferred stock or other rights issued under such stockholders rights plan (the "Rights"), in either case as a result of (X) action of the Board of Directors of Issuer (or any committee thereof) in connection with such tender offer (including as a result of a finding that such tender offer was a "permitted offer" under the terms of such stockholders rights plan) or (Y) a final and non-appealable order of a court of competent jurisdiction issued in connection with such tender offer in response to a challenge to the validity and/or effects of such stockholders rights plan or Rights; or

           (ii) Issuer (A) does not have in effect a stockholders rights plan or (B) has in effect a stockholders rights plan but there has been a redemption, revocation or similar invalidation of any Rights issued thereunder, in either case other than as a result of the matters described in clause (i) above and other than as a result of a court order of the type described in clause (i) above that has not become final and non-appealable, and (X) the Board of Directors of Issuer has not recommended rejection of such tender offer pursuant to Rule 14e-2(a) under the Exchange Act or any successor thereto

     ("Rule 14e-2(a)"), or (Y) at least half of the members of the Board of Directors of Issuer who are not officers or employees of Issuer and who are not representatives, nominees or affiliates of the bidder (as defined in Rule 14d-1(c) under the Exchange Act or any successor thereto) (the "Bidder") making such tender offer (collectively, the "Independent Directors") did not recommend rejection of such tender offer when the Board of Directors of Issuer determined the position of Issuer with respect to such tender offer as contemplated by Rule 14e-2(a) or (Z) there are fewer than two members of the Board of Directors of Issuer that are Independent Directors at the time the Board of Directors of Issuer considers such tender offer; or

           (iii) Issuer (A) does not have in effect a stockholders rights plan or (B) has in effect a stockholders rights plan but there has been a redemption, revocation or similar invalidation of any Rights issued thereunder, in either case other than as a result of the matters described in clause (i) above and other than as a result of a court order of the type described in clause (i) above that has not become final and non-appealable and other than as a result of a proposal initiated, recommended, endorsed, supported or encouraged, directly or indirectly, publicly or privately, by the Pension Plan (it being understood that, for purposes of this subsection (iii), a vote by the Pension Plan in favor of any such proposal shall constitute support for such proposal), and both
     (X) the Pension Plan, after consultation with its legal counsel and financial advisors, has concluded in good faith that the Minimum Tender Condition with respect to such tender offer will likely be satisfied without giving effect to any shares of Class E Common Stock tendered or to be tendered into such tender offer by the Pension Plan and (Y) after the date of the commencement of such tender offer and prior to the 24-hour period immediately prior to the then scheduled expiration time of such tender offer, Issuer has not given written notice to the Pension Plan that such Transfer may not be made under this subsection (iii), which notice included the good faith determination of the Board of Directors of Issuer as to the Put Price as contemplated by Section 2(f)(iii) (or, if given, such notice has been withdrawn in writing).

     If, at any time after the Pension Plan has made a Transfer by tendering Registrable Securities into a tender offer pursuant to this Section 2(e), the Bidder making such tender offer decreases the percentage or number of shares of Class E Common Stock being solicited for purchase, decreases the amount or changes the form of consideration offered to tendering stockholders or otherwise makes a material change or waives a material condition in the terms of such tender offer such that the then scheduled expiration date of such tender offer is extended, then the Pension Plan shall, upon the request of Issuer, withdraw such Registrable Securities from such tender offer as promptly as practicable, subject to the Pension Plan's right to tender Registrable Securities again as contemplated by this Agreement.

     If the Pension Plan is not permitted to make a Transfer of Registrable Securities pursuant to Section 2(g), promptly (and in any event within one Business Day after any public announcement with respect thereto) after the Board of Directors of Issuer determines the position of Issuer with respect to any tender offer as contemplated by Rule 14e-2(a), Issuer shall give the Pension Plan written notice of such position by the Board of Directors of Issuer and by the Independent Directors as described in subsection (ii) above. If there are fewer than two members of the Board of Directors of Issuer that are Independent Directors at the time the Board of Directors of Issuer considers such tender offer, such notice shall so state. If, based on such positions by the Board of Directors of Issuer and the Independent Directors, a Transfer to be made by tendering into such tender offer would be permitted only by subsection (iii) of this Section 2(e) (excluding for purposes of such determination the conditions set forth in clauses (X) and (Y) of such subsection (iii)), Issuer shall promptly commence arranging financing so that it will be able to pay in full all amounts due in connection with any exercise of the Put Right (as defined below) in connection with such tender offer and shall use all commercially reasonable efforts to obtain such financing so as to pay all such amounts as and when due (it being understood that the obligation of Issuer to make payment at the Put Closing (as defined below) shall be absolute and that compliance with this sentence shall not relieve Issuer of its obligations under this Agreement or excuse performance hereunder).

           (f) (i) If the Pension Plan in good faith desires to effect a Transfer of Registrable Securities by tendering into a tender offer and such Transfer would be permitted only by subsection
     (iii) of Section 2(e) (assuming that Issuer has not and will not give the notice described in such subsection (iii) that such Transfer may not be made thereunder) then the Pension Plan shall, no later than 96 hours prior to the then scheduled expiration time for such tender offer, deliver to Issuer a written notice (the "Tender Notice") of such proposed tender that specifies the number of shares of Registrable Securities proposed to be so tendered. If, after the delivery of such Tender Notice and prior to the then scheduled expiration time for such tender offer, the Bidder making such tender offer amends the terms thereof or another Bidder commences a tender offer for shares of Class E Common Stock, then the Pension Plan may revoke such Tender Notice by delivering written notice thereof to Issuer at any time prior to the then scheduled expiration time for the tender offer that was the subject of such Tender Notice. No such revocation shall limit the Pension Plan's right to deliver a Tender Notice with respect to any tender offer, including any such amended tender offer or new tender offer.

                 (ii) If (A) the Pension Plan has delivered, and not revoked, a Tender Notice with respect to a tender offer, each in accordance with subsection (i), (B) Issuer has given (and not withdrawn) the notice described in subsection (iii) of Section 2(e) that such Transfer may not be made under such subsection (iii)), (C) the Minimum Tender Condition with respect to such tender offer has been satisfied and shares required to satisfy such Minimum Tender Condition have been accepted for purchase and purchased pursuant to such tender offer and (D) effecting a Transfer of Registrable Securities to Issuer pursuant to an exercise of the Put Right would not violate the Transfer Agreement, then the Pension Plan shall have the right (the "Put Right") to require Issuer to purchase up to the number of shares of Registrable Securities specified in the Tender Notice multiplied by, if applicable, the proration fraction applied to determine the number of shares of Class E Common Stock purchased from each tendering stockholder pursuant to such tender offer (the "Maximum Share Number"). The purchase price per share at which Issuer shall be required to purchase such Registrable Securities shall be equal to the price per share of Class E Common Stock paid in such tender offer (or, to the extent such tender offer price was paid in consideration other than cash, the cash equivalent of the fair market value thereof as of the expiration time of such tender offer determined as described below) (the "Put Price"). The Pension Plan may exercise the Put Right, in whole or in part, by delivering to Issuer a written notice (the "Exercise Notice") of such exercise that specifies the number of Registrable Securities to be purchased pursuant to such exercise (which number shall not exceed the Maximum Share Number). The delivery of the Exercise Notice shall constitute an agreement binding upon the Pension Plan to sell, and upon Issuer to purchase, such Registrable Securities. The term of the Put Right shall commence immediately after the Bidder making such tender offer accepts for purchase and purchases shares of Class E Common Stock tendered pursuant to such tender offer and shall terminate ten days after Issuer gives the Pension Plan notice that such purchase has occurred.

           (iii) If any portion of the tender offer price for any tender offer is payable in consideration other than cash: (A) any notice given by Issuer to the Pension Plan under subsection (iii) of Section 2(e) that a Transfer may not be made under such subsection (iii) shall include a good faith determination by the Board of Directors of Issuer as to the Put Price; (B) if the Put Right has become exercisable as described in subsection (ii) above in connection with such tender offer, within 24 hours after the expiration time for such tender offer, Issuer shall deliver to the Pension Plan a notice (the "Put Price Notice") confirming the (or, if necessary, setting forth a revised) good faith determination of Issuer's Board of Directors as to the Put Price; and (C) in the Exercise Notice, if any, the Pension Plan shall either agree to the Put Price as set forth in the Put Price Notice or set forth its own good faith determination as to the Put Price. Each such determination shall separately identify the value attributed to each component of the consideration offered in such tender offer. If the Pension Plan does not so agree to the Put Price as set forth in the Put Price Notice and Issuer and the Pension Plan, negotiating in good faith, are unable to reach an agreement on the Put Price within 15 days after delivery of an Exercise Notice, an investment banking firm shall be selected and instructed to determine the Put Price as contemplated herein and submit to Issuer and the Pension Plan promptly (and in any event no later than 30 days after the delivery of the Exercise Notice) a written report setting forth such determination. If Issuer and the Pension Plan are unable to agree on an investment banking firm within 15 days after delivery of an Exercise Notice, a firm shall be selected by lot (until a firm so selected has agreed to accept the engagement to determine the Put Price as contemplated herein) from the top eight New York-based investment banking firms, as determined in each case by dollar volume of equity offerings in which such firms acted as lead underwriters, on the basis of the most recently available information, after Issuer and the Pension Plan have each eliminated one such firm and after the elimination of each such firm that represented the Bidder, Issuer or the Pension Plan in connection with such tender offer or, within the 365-day period prior to the delivery of the Put Notice, otherwise performed substantial services for the Bidder. If, as a result of the selection process set forth in the preceding sentence, no such firm is eligible to be so selected or no such firm accepts the engagement, Issuer and the Pension Plan shall promptly agree on an alternative process to promptly select an investment banking firm to determine the Put Price as contemplated herein. In any case, the fees and expenses of such firm shall be borne by Issuer, and the determination of such firm shall be final and binding upon all parties; provided, that if such determination results in a Put Price greater than the Put Price set forth by the Pension Plan in the Exercise Notice, the Put Price determined by such firm shall be deemed to equal the Put Price set forth in the Exercise Notice for purposes hereof. Issuer and the Pension Plan shall cooperate and provide each other (and any such firm) with the information (in reasonable detail) used in making its determinations with respect to the Put Price. Issuer shall cooperate with any investment banking firm engaged to determine the Put Price hereunder, including providing information as reasonably requested by such firm in connection with such determination.

           (iv) The closing (the "Put Closing") of the purchase and sale of the Registrable Securities specified in the Exercise Notice shall occur no later than 90 days after the delivery of the Exercise Notice (or, if such day is not a Business Day, the immediately following Business Day) (the "Final Date"), at a time and place mutually agreeable to Issuer and the Pension Plan. If Issuer and the Pension Plan are unable to agree on a time and place for the Put Closing, the Put Closing shall be at 10:00 a.m. (local time) at the principal executive offices of Issuer on the Final Date; provided, that the Issuer may specify that the Put Closing occur on any Business Day prior to the Final Date by giving written notice to the Pension Plan at least two Business Days prior to the date so specified. At the Put Closing, Issuer shall pay to the Pension Plan, by wire transfer of immediately available funds to the account designated in writing by the Pension Plan, an amount (the "Base Purchase Price") equal to (Y) the Put Price, multiplied by (Z) the number of shares of Registrable Securities to be purchased, together with interest on the Base Purchase Price at the interest rate determined as set forth in Exhibit B attached hereto for the period from and including the fifth Business Day after the delivery of the Exercise Notice through but excluding the day the Base Purchase Price (and all accrued interest thereon) is paid in full (calculated on the basis of actual days elapsed and a 365-day year). At the Put Closing, the Pension Plan shall deliver to Issuer certificates representing the Registrable Securities to be sold to Issuer, together with duly executed stock powers endorsed in blank, and shall execute and deliver such other certificates, agreements and instruments as Issuer may reasonably request to effect such sale (which shall include a representation and warranty of the Pension Plan that all Registrable Securities sold to Issuer pursuant to the Put Right are owned of record by the Pension Plan, free and clear of any liens, pledges, security interests, encumbrances, equities, claims, options or limitations of whatever nature (other than those contemplated by this Agreement) but which shall not include any further representations and warranties from the Pension Plan).

           (g) Notwithstanding any provisions of this Agreement to the contrary, at any time that the Pension Plan owns Registrable Securities that constitute 7.5% or less of the Class E Common Stock on a fully-diluted basis (calculated for such purpose without giving effect to options, warrants or other rights exercisable for the Class E Common Stock issued or issuable pursuant to any employee stock option or other benefit plan maintained by Issuer), the Pension Plan may effect a Transfer by tendering any or all of the Registrable Securities into a tender offer for Class E Common Stock.

           (h) Nothing in this Agreement shall prohibit Issuer and the Pension Plan from at any time agreeing to effect or effecting a Transfer of Registrable Securities from the Pension Plan to Issuer or any of its consolidated subsidiaries. If Issuer or any of its consolidated subsidiaries intends to purchase Class E Common Stock on the open market for or on behalf of any employee benefit plan maintained or contributed to by Issuer, any of its consolidated subsidiaries or any of their predecessors or successors, it shall make reasonable efforts to consult in good faith with the Pension Plan with respect to the possibility of purchasing such shares from the Pension Plan.

           (i) Prior to making any Transfer of Registrable Securities pursuant to clause (v) or (vi) of the first sentence of Section 2(a), the Pension Plan shall deliver to Issuer an opinion of counsel reasonably satisfactory to Issuer to the effect that such Transfer may be made without registration under the Securities Act in reliance upon Rule 144.

           (j) No Transfer of Registrable Securities in violation of this Agreement shall be made or recorded on the books of Issuer and any such Transfer shall be void and of no effect.

           3.    Demand Transfers.

           (a) The Pension Plan may from time to time deliver to Issuer a written notice that the Pension Plan proposes to make a Transfer of Registrable Securities either (i) pursuant to an underwritten public offering reasonably designed to achieve a broad public distribution of the securities being offered (a "Public Transfer") or (ii) subject to Section 3(h), pursuant to a negotiated transaction or series of related transactions effected on the same date and at the same price per share with one or more transferees (each such transaction or series of related transactions described in this clause (ii), whether registered or not, being referred to herein collectively as a "Negotiated Transfer"). Public Transfers and Negotiated Transfers, whether made pursuant to a Demand Registration Statement, a Shelf Registration Statement or without a registration statement, are referred to herein collectively as "Demand Transfers." The number of Public Transfers (including any Transfer considered a Public Transfer under Section 6(b)) and Negotiated Transfers that are registered under the Securities Act that may be effected by the Pension Plan in any 12-month period shall not exceed two in the aggregate; provided, that there shall be no numerical limit hereunder on the number of Negotiated Transfers that may be effected by the Pension Plan without registration under the Securities Act. Notwithstanding anything to the contrary in the immediately preceding sentence, from and after the first time at which an issuer other than General Motors shall become the Issuer pursuant to the succession provisions of Section 12(a), the Pension Plan shall not effect more than two Demand Transfers (including any Transfer considered a Public Transfer under Section 6(b)) in any 12-month period. For purposes of this Agreement, a Demand Transfer is deemed to be effected (x) if the Demand Transfer is to be made pursuant to a Demand Registration Statement, on the effective date of such Demand Registration Statement and (y) if the Demand Transfer is to be made either pursuant to a Shelf Registration Statement, or without a registration statement, on the date of the consummation of such Demand Transfer. A registered transaction pursuant to a Demand Registration Statement shall not be considered a Demand Transfer unless and until the applicable registration statement has become effective pursuant to the Securities Act (unless the failure to become effective is due solely to a breach by the Pension Plan of its obligations hereunder) and in the case of a Shelf Registration Statement, unless and until Registrable Securities are actually Transferred pursuant to the Shelf Registration Statement. The Pension Plan may withdraw any Demand Transfer request prior to the effective date of a Demand Registration Statement, in the case of a Demand Transfer to be made pursuant to a Demand Registration Statement, prior to the commencement of an offering of Registrable
Securities, in the case of a Public Transfer to be made pursuant to a Shelf Registration Statement, or prior to the consummation of a Transfer of Registrable Securities, in the case of a Negotiated Transfer to be made either pursuant to a Shelf Registration Statement or without a registration statement, in each of which cases such request shall not be considered a Demand Transfer.

           (b) At any time after the fourth anniversary of the date of the initial Contribution pursuant to Section 1, so long as the Pension Plan owns not less than 50 million shares of Registrable Securities, the Pension Plan may deliver to Issuer a written request that Issuer prepare and file with the Commission a registration statement on the appropriate form under the Securities Act (together with any amendments or supplements thereto, the "Shelf Registration Statement"), registering under the Securities

Act up to the lesser of (i) 40 million shares of Registrable Securities or
(ii) the amount of Registrable Securities that, if Transferred, would result in the Pension Plan owning 50 million shares of Registrable Securities, in either case for offering and sale by the Pension Plan in Public Transfers and Negotiated Transfers from time to time pursuant to Rule 415 under the Securities Act or any successor thereto ("Rule 415"). Subject to Sections 3(f) and 12(a), as promptly as reasonably practicable after the receipt of the Pension Plan's request for the filing of a Shelf Registration Statement, Issuer shall file a Shelf Registration Statement registering the number of shares of Registrable Securities so requested.

           Subject to Sections 3(f) and 12(a), at any time after Issuer has filed a Shelf Registration Statement and until such time as the Pension Plan has reduced its ownership of Registrable Securities to less than 50 million shares of Class E Common Stock, if fewer than 20 million shares of Registrable Securities remain subject to the Shelf Registration Statement, Issuer shall, if and to the extent requested by the Pension Plan, prepare and file with the Commission an additional Shelf Registration Statement (utilizing a combined prospectus as provided for by Rule 429 under the Securities Act or any successor thereto ("Rule 429")) as promptly as reasonably practicable after receipt of such request, registering under the Securities Act up to the number of shares of Registrable Securities equal to the lesser of (i) the difference between 40 million and the number of such shares remaining subject to the Shelf Registration Statement then in effect and (ii) the amount of such Registrable Securities that, if Transferred, would result in the Pension Plan owning 50 million shares of Registrable Securities.

           (c) Notwithstanding any other provision of this Agreement, if within 395 days following the delivery of a written request for a Demand Transfer by the Pension Plan, such Demand Transfer has not been consummated, such request has not been withdrawn or a Liquidity Event has not occurred and
(i) in the case of a Public Transfer, either Issuer has not filed the related registration statement or there has not been a period of at least 45 consecutive days following the date on which the Commission has completed its review, if any, of the related Demand Registration Statement (or, if a Shelf Registration Statement is then effective, following the date of such request) without the occurrence of a

Blackout Period, (ii) in the case of a Negotiated Transfer that is to be registered under the Securities Act pursuant to this Agreement, either Issuer has not filed the related registration statement or there has not been a period of at least 20 consecutive days following the date on which the Commission has completed its review, if any, of the related Demand Registration Statement (or, if a Shelf Registration Statement is then effective, following the date of such request) without the occurrence of a Blackout Period or (iii) in the case of a Negotiated Transfer that is not to be registered under this Agreement, there has not been a period of at least 20 consecutive days following the date of such request without the occurrence of a Blackout Period, then the Pension Plan may, at the end of such 395-day period, deliver to Issuer a written request for a Demand Transfer, and Issuer shall take all reasonable actions that are necessary to permit the Pension Plan to effect such Demand Transfer, including, if such Demand Transfer is to be registered under the Securities Act pursuant to this Agreement, and a Shelf Registration Statement is not then effective,
(i) preparing and filing a registration statement for the Transfer of the Registrable Securities requested to be registered in connection with such Demand Transfer within a period of 30 days following the delivery of such request and (ii) providing the Pension Plan with a period of at least 45 days following the date on which the Commission has completed its review, if any, of such registration statement, or, if such Demand Transfer is not to be registered under the Securities Act pursuant to this Agreement or a Shelf Registration Statement is then effective, the date of the delivery of such request, in either case, to allow for the marketing and Transfer of such Registrable Securities. Without limiting the generality of the foregoing, Issuer shall, within 60 days following the date of delivery of the Pension Plan's request, terminate any proposal or plan or make any public disclosure, that, in either case, would otherwise give rise to Issuer's right of postponement pursuant to Section 3(f). All of the Pensions Plan's rights and all of Issuer's obligations under this Section 3(c) shall terminate from and after the time the Pension Plan has reduced its ownership of Registrable Securities to less than 25 million shares of Class E Common Stock.

           (d) Each notice of a proposed Demand Transfer shall be delivered a reasonable period of time before the proposed Transfer and, in any event, (i) in connection with a proposed Public Transfer pursuant to a Demand
Registration Statement, not less than 30 days before the anticipated filing date of such Demand Registration Statement if Issuer is eligible to use Form S-3 or any successor form ("Form S-3") or 45 days before such date in the event Issuer is not eligible to use such form,
(ii) in connection with a proposed Negotiated Transfer pursuant to a Demand Registration Statement, not less than 20 days before the anticipated filing date of such Demand Registration Statement if Issuer is eligible to use Form S-3 or 45 days before such date in the event Issuer is not eligible to use such form, (iii) in connection with a proposed Transfer pursuant to a Shelf Registration Statement, not less than 10 days before the proposed commencement of such proposed Transfer and (iv) in connection with a proposed Negotiated Transfer that is not to be registered under the Securities Act pursuant to this Agreement, not less than five days before the proposed consummation of such Negotiated Transfer. Each notice of a proposed Demand Transfer shall specify whether such Transfer will be a Public Transfer or a Negotiated Transfer, the approximate number of Registrable Securities proposed to be Transferred, the proposed timetable for the transaction and the anticipated per share price range for such Transfer.

           (e) Unless a Shelf Registration Statement is effective with respect to the full amount of shares proposed to be subject to a Demand Transfer, (i) each notice of a proposed Public Transfer shall constitute a request that Issuer register the proposed Transfer of the Registrable Securities under the Securities Act on the appropriate form and (ii) in connection with any notice of a proposed Negotiated Transfer, the Pension
Plan may request that Issuer register the proposed Transfer of the Registrable Securities; provided, however, that if the Pension Plan does not request that Issuer register such proposed Transfer of the Registrable Securities, the Pension Plan shall establish, to the reasonable satisfaction of Issuer, that such Negotiated Transfer may be made without registration under applicable securities laws. In the case of each request for registration pursuant to the foregoing sentence (a "Demand Registration"), Issuer shall file the requested registration statement (together with any amendments or supplements thereto, a "Demand Registration Statement") as promptly as reasonably practicable, subject to postponement as provided in Section 3(f); provided, however, that Issuer shall not be required to register a proposed Negotiated Transfer of the Registrable Securities if Issuer's legal counsel advises in writing that (i) such registration would not be permitted under applicable federal and state securities laws and regulations, (ii) if such Transfer is not so registered, the shares Transferred in such Transfer would not constitute "restricted securities" (as defined in Rule 144) in the hands of the transferee in such proposed Transfer or (iii) such registration is not required under applicable federal securities laws and Issuer and the Pension Plan reasonably agree that the shares Transferred in such Transfer would constitute "restricted securities" in the hands of the transferee in such proposed transaction regardless of registration.

           (f) Subject to Section 3(c), Issuer may postpone the filing or effectiveness of any Demand Registration Statement, the initial filing or effectiveness of any Shelf Registration Statement or the making of any Demand Transfer, whether registered or not, at any time if Issuer determines, in its reasonable judgment, that (i) such action or proposed action would interfere with any proposal or plan by Issuer or any of its affiliates to engage in any material acquisition, merger, consolidation, tender offer, securities offering (including any proposal or plan to register or offer Class E Common Stock existing as of the time of the Pension Plan's notice to Issuer of a proposed Demand Transfer) or other material transaction or (ii) would require Issuer to make a public disclosure of previously non-public material information and Issuer shall promptly notify the Pension Plan of any postponement pursuant to this Section 3(f). Issuer agrees that it will terminate any such postponement as promptly as reasonably practicable and will promptly notify the Pension Plan of such termination. In making any such determination to initiate or terminate a postponement, Issuer shall not be required to consult with or obtain the consent of the Pension Plan or any investment manager therefor (including the Trustee), and any such determination shall be Issuer's responsibility alone, and neither the Pension Plan nor any investment manager for the Pension Plan (including the Trustee) shall be responsible or have any liability therefor.

           (g) The Pension Plan may select the lead underwriter and co-manager or co-managers to administer any Public Transfer of Registrable Securities from a list of eligible lead underwriters and of eligible co-managers, respectively, prepared for each such purpose by Issuer and delivered to the Pension Plan on the date hereof (as such list may be revised by Issuer from time to time). The list of eligible lead underwriters shall contain the names of no fewer than five Persons, each of which shall be among the top six underwriting firms, and the list of eligible co-managers shall contain the names of no fewer than seven Persons, no fewer than six of which shall be among the top ten underwriting firms, as determined in each case by dollar volume of equity offerings in which such firms acted as lead underwriters, on the basis of the most recently available information. The Pension Plan shall have the right to request that Issuer add a Person to the list of eligible lead underwriters and of eligible co-managers, provided that Issuer shall have no obligation to consent to any such request. The Pension Plan may not select any Person to be lead underwriter or co-manager unless such Person shall have agreed to use its reasonable best efforts to effect a broad public distribution of the Registrable Securities to be sold in the Public Transfer and to use its reasonable best efforts not to sell to any one Person (or group of related Persons) (whether such Person (or group of related persons) is buying for its own account or as a fiduciary on behalf of one or more accounts) Registrable Securities constituting more than 2% of the Class E Common Stock then outstanding. The selection of counsel to such lead underwriter and co-manager or co-managers shall be subject to the consent of Issuer, which consent shall not be unreasonably withheld.

           (h) The Pension Plan shall not make a Negotiated Transfer to (i) any one Person (or group of related Persons) (whether such Person (or group of related Persons) is buying for its own account or as a fiduciary on behalf of one or more accounts) of more than 2% of the Class E Common Stock then outstanding or (ii) any one Person (or group of related Persons) if such Person (or group of related Persons) is then required to file, or has filed, or as a result of such Negotiated Transfer will be required to file (to the knowledge of the Pension Plan after reasonable inquiry) a Schedule 13D under the Exchange Act (or any successor thereto) with respect to the Class E Common Stock. If the Registrable Securities subject to any Negotiated Transfer are not to be registered under the Securities Act, the Pension Plan shall, prior to effecting such Negotiated Transfer, cause each transferee in such Negotiated Transfer to represent and warrant to the Pension Plan and Issuer in writing that (i) such transferee is acquiring such Registrable Securities for its own account, or for one or more accounts, as to each of which such transferee exercises sole investment discretion, for investment purposes only and not with a view to, or for resale in connection with, any distribution (within the meaning of the Securities Act) and (ii) such transferee does not constitute an underwriter (within the meaning of the Securities Act) with respect to the acquisition of such Registrable Securities from the Pension Plan.

           (i) Issuer shall make available members of the management of Issuer and its affiliates for reasonable assistance in the selling efforts relating to any public offering of the Registrable Securities pursuant to a Public Transfer, to the extent customary for public offerings (including, without limitation, to the extent customary, senior management attendance at due diligence meetings with underwriters and their counsel and road shows), and for such assistance as is reasonably requested by the Pension Plan and its counsel in the selling efforts relating to any Negotiated Transfer.

           4.    Piggyback Registration.

           (a) In the event that Issuer proposes to register any shares of Class E Common Stock for its own account or for the account of any holder or holders of Class E Common Stock (other than the Strategic Partner) pursuant to contractual rights of such holder or holders or otherwise, in either case under the Securities Act in an underwritten public offering (other than on a registration statement on Form S-4 or S-8 under the Securities Act or any successors thereto, a registration statement for a delayed or continuous offering pursuant to Rule 415, a registration statement covering securities convertible into or exercisable or exchangeable for Class E Common Stock, an offering of securities solely to Issuer's existing shareholders or otherwise in connection with any offer to exchange securities) (together with any under-written public offering of Class E Common Stock pursuant to Rule 415 as described in Section 4(b) below, a "Piggyback Registration"), Issuer shall give the Pension Plan written notice of such proposed registration no less than 30 days before the date of filing anticipated by Issuer in connection with such registration. Subject to Sections 4(d), (e) and (f), Issuer shall include in such registration all Registrable Securities held by the Pension Plan with respect to which Issuer has received a written request for inclusion therein within 15 days after Issuer's notice of such proposed registration.

           (b) In the event that Issuer proposes to offer for its own account or for the account of any holder or holders of Class E Common Stock (other than the Strategic Partner) pursuant to contractual rights of such holder or holders or otherwise, in either case any shares of Class E Common Stock in any underwritten public offering pursuant to Rule 415, Issuer shall give the Pension Plan written notice of such proposed offering no less than 30 days before the date of commencement of distribution anticipated by Issuer in connection with such offering. Subject to Sections 4(d), (e) and (f), Issuer shall include in such offering all such Registrable Securities with respect to which Issuer has received a written request for inclusion therein within 10 days after Issuer's notice of such proposed offering. Without limiting the generality of the foregoing, in order to so include such Registrable Securities, Issuer shall, to the extent necessary, file an amendment to the registration statement then in effect for the Class E Common Stock or an additional registration statement for the Class E Common Stock that uses a combined prospectus pursuant to Rule 429.

           (c) Issuer may select the lead underwriter and co-manager or co-managers to administer any offering of Registrable Securities pursuant to a Piggyback Registration; provided, however, that if Registrable Securities held by the Pension Plan and expected to be included in any such offering constitute, in Issuer's reasonable judgment, at least 25% of the shares of Class E Common Stock expected to be Transferred in such offering, the Pension Plan shall have the right to appoint one co-manager (reasonably acceptable to Issuer) for such offering, who shall participate in such offering on the same terms as the co-managers appointed by Issuer. In the event that Issuer gives the Pension Plan notice of its intention to effect an offering pursuant to a Piggyback Registration and subsequently declines to proceed with such offering, the Pension Plan shall have no rights in connection with such offering; provided, however, that, subject to Section 3(f), at the request of the Pension Plan, Issuer shall proceed with such offering with respect to the Registrable Securities, which offering shall be deemed to be a Demand Transfer for all purposes hereunder. The Pension Plan shall participate in any offering of Registrable Securities pursuant to a Piggyback Registration in accordance with the same plan of distribution for such Piggyback Registration as Issuer or the holder or holders of Class E Common Stock that proposed such Piggyback Registration, as the case may be.

           (d) Until the earlier of (i) the date on which the Pension Plan reduces its ownership of Registrable Securities to less than 100 million shares of Class E Common Stock and (ii) the seventh anniversary of the date of the initial Contribution pursuant to Section 1 (the "Piggyback Priority Date"), if there is a Share Limitation in connection with a Piggyback Registration, then Issuer shall include in such offering (i) first, the Class E Common Stock that Issuer proposes to Transfer, (ii) second, the Registrable Securities requested to be included in the offering by the Pension Plan, (iii) third, other shares of Class E Common Stock requested to be included therein pursuant to contractual rights of the holder or holders thereof (including the Strategic Partner, if any, and the holder or holders of Class E Common Stock that proposed such Piggyback Registration, if any) and (iv) fourth, any other shares of Class E Common Stock.

           (e) From and after the Piggyback Priority Date and until such time as the Pension Plan reduces its ownership of Registrable Securities to less than 25 million shares of Class E Common Stock (the "Priority Termination Date"), if there is a Share Limitation in connection with any Piggyback Registration, then Issuer shall include in such offering (i) first, the Class E Common Stock that Issuer proposes to Transfer, (ii) second, an equal number of Registrable Securities and shares of Class E Common Stock from each of the Pension Plan and the Strategic Partner, if any, respectively, until all of the shares requested to be included therein by either the Pension Plan or the Strategic Partner have been selected, (iii) third, any additional Registrable Securities and shares of Class E Common Stock requested to be included therein by the Pension Plan or the Strategic Partner, as the case may be, (iv) fourth, other shares of Class E Common Stock requested to be included therein pursuant to contractual rights of the holder or holders thereof (including the holder or holders of Class E Common Stock that proposed such Piggyback Registration, if any) and (v) fifth, any other shares of Class E Common Stock; provided, however, that if the Strategic Partner, if any, does not beneficially own at least 25 million shares of Class E Common Stock as of the time of such proposed offering, all shares of Registrable Securities requested by the Pension Plan to be included therein shall be so included before any shares of Class E Common Stock requested by the Strategic Partner to be included therein are so included.

           (f) From and after the Priority Termination Date, if there is a Share Limitation in connection with a Piggyback Registration, then Issuer shall include in such offering (i) first, the Class E Common Stock Issuer proposes to Transfer, (ii) second, the shares of Class E Common Stock requested by the Strategic Partner, if any, and the holder or holders of Class E Common Stock that proposed such Piggyback Registration, if any, to be included therein pursuant to contractual rights of the Strategic Partner and such holder or holders, as the case may be, (iii) third, the Registrable Securities requested to be included therein by the Pension Plan, (iv) fourth, other shares of Class E Common Stock requested to be included therein pursuant to contractual rights of the holder or holders thereof and (v) fifth, any other shares of Class E Common Stock.

           5.    Holdback Period.

           (a) The Pension Plan agrees not to make any Transfer of Registrable Securities during the period commencing with the effective date of a registration statement for any underwritten public offering of the Class E Common Stock (or any securities convertible into or exchangeable or exercisable for the Class E Common Stock) or, in the case of a Rule 415 registration statement, upon Issuer's notice of commencement of distribution in connection with such offering, and terminating on the 90th day after the effectiveness of the registration statement for such offering pursuant to the Securities Act or, in the case of a Rule 415 registration statement, the commencement of such offering, or, in either case, on such earlier date as Issuer gives notice to the Pension Plan that Issuer declines to proceed with such offering, unless the underwriter or underwriters administering such offering otherwise agree.

           (b) Issuer agrees not to make any Transfer of any Class E Common Stock (or any securities convertible into or exchangeable or exercisable for the Class E Common Stock) during the period commencing with the date of any notice of a proposed Public Transfer and terminating on the 90th day after the effectiveness of the registration statement for such Public Transfer pursuant to the Securities Act or, in the case of a Shelf Registration Statement, the commencement of distribution in connection with such Public Transfer, or, in either case, on such earlier date as the Pension Plan gives notice to Issuer that the Pension Plan declines to proceed with such Public Transfer, except (i) for the issuance of shares of Class E Common Stock upon the conversion, exercise or exchange, by the holder thereof, of options, warrants or other securities convertible into or exercisable or exchangeable for the Class E Common Stock pursuant to the terms of such options, warrants or other securities (which, in the case of any conversion, exercise or exchange which is at Issuer's option, Issuer shall not call for conversion, exercise or exchange during such period (it being understood that nothing herein shall limit the right of Issuer to call for redemption any security convertible, exercisable or exchangeable for Class E Common Stock or to issue shares of Class E Common Stock to the extent a holder of any such security elects to convert, exercise or exchange such security in lieu of accepting any redemption payments)), (ii) pursuant to the terms of any other agreement to issue shares of Class E Common Stock (or any securities convertible into or exchangeable or exercisable for the Class E Common Stock) in effect on the date of the notice of a proposed Transfer, including any such agreement in connection with any previously disclosed acquisition, merger, consolidation or other business combination, and (iii) in connection with Transfers to dividend reinvestment plans or to employee benefit plans in order to enable any such employee benefit plan to fulfill its funding obligations in the ordinary course, unless the underwriter or underwriters administering the offering in connection with such Public Transfer otherwise agree. Notwithstanding the foregoing, the provisions of this Section 5(b) shall be subject to the provisions of Section 3(f), and if Issuer exercises its rights of postponement pursuant to Section 3(f) with respect to any proposed Public Transfer, the provisions of this Section 5(b) shall not apply unless and until such time as Issuer notifies the Pension Plan of the termination of such postponement and the Pension Plan notifies Issuer of its intention to continue with such proposed Public Transfer.

           6.    Other Registration Rights.

           (a) Nothing herein shall restrict the authority of Issuer to grant to any Person, including a Strategic Partner, if any, the right to obtain registration under the Securities Act of any equity securities of Issuer, or any securities convertible into or exchangeable or exercisable for such securities; provided, however, that Issuer shall not grant any such right with respect to the Class E Common Stock or securities convertible into or exchangeable or exercisable for the Class E Common Stock that conflicts with the rights of the Pension Plan under Section 3(c), 4 or 6 in a manner that limits or reduces such rights. Without limiting the generality of the foregoing, Issuer shall cause each such Person, including a Strategic Partner, if any, and a holder or holders of Class E Common Stock with the right to propose a registration giving rise to a Piggyback Registration, if any, to agree to the provisions of Sections 3(c), 4 and 6(b) and to agree not to make any Transfer of any such securities during the period referred to in Section 5(b) to the extent such Transfer would be prohibited if made by Issuer.

           (b) If at any time a Strategic Partner has been designated by Issuer, the relative rights of the Pension Plan and the Strategic Partner shall be as follows:

                 (i) If at any time the Strategic Partner, if any, elects to exercise any rights for a demand registration of shares of Class E Common Stock pursuant to an underwritten public offering (a "Strategic Partner Demand Registration"), Issuer shall give the Pension Plan written notice of such proposed Strategic Partner Demand Registration within five days of receipt of notice thereof from the Strategic Partner.

                 (ii) Until the earlier of (A) the date on which the Pension Plan reduces its ownership of Registrable Securities to less than 100 million shares of Class E Common Stock and (B) the fifth anniversary of the date of the initial Contribution under Section 1 (the "Demand Priority Date"), if the Pension Plan requests (and does not withdraw its request for) a Public Transfer within 10 days of Issuer's notice of a proposed Strategic Partner Demand Registration, Issuer shall (subject to
     Section 3(f)) effect such Public Transfer as contemplated herein, and the proposed Strategic Partner Demand Registration shall not proceed. In such case, the Pension Plan shall proceed with such Public Transfer in good faith, taking into account market conditions, until such Public Transfer is consummated or abandoned by the Pension Plan. The Pension Plan shall give Issuer prompt written notice if it determines to abandon any such proposed Public Transfer.

                 (iii) The Pension Plan may at any time elect to participate in any Strategic Partner Demand Registration by giving Issuer notice thereof within 10 days of Issuer's notice to the Pension Plan of such Strategic Partner Demand Registration. In such case, subject to Section 6(b)(iv), Issuer shall include in such registration the number of Registrable Securities requested by the Pension Plan to be included therein (which number shall be set forth in the Pension Plan's notice to Issuer of its election to participate therein). Any such registration shall be considered a Public Transfer and shall be deemed made on such date as such Registrable Securities are Transferred pursuant thereto. The Pension Plan shall participate in any offering of Class E Common Stock in connection with such registration in accordance with the same plan of distribution as the Strategic Partner.

                 (iv) Until the Priority Termination Date, if there is a Share Limitation in connection with any Strategic Partner Demand Registration in which the Pension Plan has elected to participate, Issuer shall include in such registration (A) first, an equal number of Registrable Securities and shares of Class E Common Stock from each of the Pension Plan and the Strategic Partner, respectively, until all of the shares requested to be included therein by either the Pension Plan or the Strategic Partner have been selected, (B) second, any additional Registrable Securities and shares of Class E Common Stock requested to be included therein by the Pension Plan or the Strategic Partner, as the case may be, (C) third, other shares of Class E Common Stock requested to be included therein by the holder or holders thereof pursuant to contractual rights of such holder or holders and (D) fourth, any other shares of Class E Common Stock. From and after the Priority Termination Date, if there is a Share Limitation in connection with a Strategic Partner Demand Registration in which the Pension Plan has elected to participate, Issuer shall include in such registration (W) first, the shares of Class E Common Stock proposed to be registered by the Strategic Partner, (X) second, the shares of Registrable Securities requested to be included therein by the Pension Plan, (Y) third, other shares of Class E Common Stock requested to be included therein by the holder or holders thereof pursuant to contractual rights of such holder or holders and (Z) fourth, any other shares of Class E Common Stock.

                 (v) The Strategic Partner, if any, may at any time elect to participate in any Public Transfer requested by the Pension Plan by giving Issuer notice thereof within 15 days of the Pension Plan's notice to Issuer of such Public Transfer. In such case, subject to Section 6(b)(vi), Issuer may include in the registration in connection with such Public Transfer the number of shares of Class E Common Stock requested by the Strategic Partner to be included therein. The Strategic Partner shall participate in any offering of Class E Common Stock in connection with such Public Transfer in accordance with the same plan of distribution for such Public Transfer as the Pension Plan.

                 (vi) Until the Demand Priority Date, if there is a Share Limitation in connection with any Public Transfer requested by the Pension Plan in which the Strategic Partner has elected to participate, Issuer shall include in such registration (A) first, the Registrable Securities requested to be included therein by the Pension Plan, (B) second, shares of Class E Common Stock requested to be included therein by the Strategic Partner, (C) third, other shares of Class E Common Stock requested to be included therein pursuant to contractual rights of the holder or holders thereof and (D) fourth, any other shares of Class E Common Stock. From and after the Demand Priority Date and until the Priority Termination Date, if there is a Share Limitation in connection with a Public Transfer requested by the Pension Plan in which the Strategic Partner has elected to participate, Issuer shall include in the registration in connection with such Public Transfer (A) first, an equal number of Registrable Securities and shares of Class E Common Stock from each of the Pension Plan and the Strategic Partner, respectively, until all of the shares requested to be included therein by either the Pension Plan or the Strategic Partner have been selected, (B) second, any additional Registrable Securities and shares of Class E Common Stock requested to be included therein by the Pension Plan or the Strategic Partner, as the case may be, (C) third, other shares of Class E Common Stock requested to be included therein by the holder or holders thereof pursuant to contractual rights of such holder or holders and (D) fourth, any other shares of Class E Common Stock; provided, however, that if the Strategic Partner does not beneficially own at least 25 million shares of Class E Common Stock as of the time of such registration, all shares of Registrable Securities requested by the Pension Plan to be included therein shall be so included before any shares of Class E Common Stock requested by the Strategic Partner to be included therein are so included. From and after the Priority Termination Date, if there is a Share Limitation in connection with a Public Transfer requested by the Pension Plan in which the Strategic Partner has elected to participate, Issuer shall include in the registration in connection with such Public Transfer (X) first, the Registrable Securities proposed to be registered by the Pension Plan, (Y) second, the shares of Class E Common Stock requested to be included therein by the holder or holders thereof (including the shares of Class E Common Stock requested to be included therein by the Strategic Partner, if any), pursuant to contractual rights of such holder or holders and (Z) third, any other shares of Class E Common Stock.

                 (vii) Nothing herein shall obligate Issuer to grant to any Person, including a Strategic Partner, if any, the right to obtain registration under the Securities Act of any equity securities of Issuer, or any securities convertible into or exercisable or exchangeable for such securities. If and to the extent Issuer grants any such rights to any Person, the terms thereof shall be as set forth in the related agreement between such Person and Issuer and may include restrictions on and obligations of such Person greater than or in addition to those contemplated herein, subject to Section 6(a).

           (c) The Pension Plan acknowledges and accepts the rights of the Salaried Plan under the Exchange Agreement and that the Salaried Plan has not agreed to the provisions of Sections 3(c), 4 or 6(b) hereof. The Pension Plan and Issuer also acknowledge the arrangements set forth in the Agreement dated as of the date hereof among Issuer, the Salaried Plan and the Hourly Plan with respect to certain registration rights matters. Without limiting the generality of the foregoing and notwithstanding anything to the contrary herein (including Section 3(c)): (i) in the event of a Piggyback Registration requested by the Salaried Plan pursuant to its rights under the Exchange Agreement, if there is a Share Limitation, Issuer shall include in the related offering all shares of Class E Common Stock requested to be included therein by the Salaried Plan before including any shares of Registrable Securities requested to be included therein by the Pension Plan, (ii) the events giving rise to Issuer's right to postpone under Section 3(f) shall include performing its obligations under the Exchange Agreement in connection with the offering and sale of shares of Class E Common Stock by the Salaried Plan, regardless of when the notice requesting the related registration is received by Issuer, and
(iii) in no event shall Issuer be deemed to be in breach of this Agreement (including Section 3(c)) as a result of performing its obligations under the Exchange Agreement.

           7. Demand, Piggyback and Shelf Registration Procedures. Whenever Registrable Securities are to be registered pursuant to this Agreement, Issuer shall, to the extent applicable for each type of registration statement:

           (a) subject to Sections 3(f) and 12(a), prepare and file with the Commission a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to be declared effective as promptly after the initial filing thereof as reasonably practicable;

           (b) furnish to any investment manager acting on behalf of the Pension Plan with respect to the Registrable Securities and to one law firm representing each such investment manager, copies of such registration statement, the prospectus contained therein and any amendments or supplements thereto prior to filing such documents with the Commission, but only to the extent such documents contain information regarding such investment manager, with such documentation, and any other documentation provided by this Agreement to be delivered to the investment manager acting on behalf of the Pension Plan and counsel to the Pension Plan, to be delivered as provided in
Section 12(d) unless otherwise directed by the Named Fiduciary or its delegate;

           (c) subject to Sections 3(f) and 12(a), prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months (or such shorter period as may be necessary to effect the Transfer of all shares of Registrable Securities covered by such registration statement as described therein);

           (d) furnish to the Pension Plan and the underwriters such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Pension Plan and its counsel may reasonably request in order to facilitate the disposition of the Registrable Securities;

           (e) so long as Class E Common Stock is listed on any United States securities exchange or a quotation system, use its best efforts to cause all of the Registrable Securities to be listed on such exchange or a quotation system;

           (f) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Pension Plan reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Pension Plan to consummate the disposition in such jurisdictions of the Registrable Securities (provided that Issuer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

           (g) notify the Pension Plan, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and, at the request of the Pension Plan, Issuer will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

           (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Pension Plan or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registrable Securities; and

           (i) make available (and cause all the officers, directors, employees and independent accountants of Issuer and its subsidiaries to make available), to the extent reasonably requested by the Pension Plan or any underwriter, attorney, accountant or agent retained by the Pension Plan in connection with such registration statement, all financial and other records and pertinent corporate documents and properties of Issuer and its subsidiaries for inspection by the Pension Plan or any underwriter, attorney, accountant or other agent retained by the Pension Plan in connection with such registration.

           Each of the parties will treat all notices of proposed Transfers and registrations, all notices pursuant to Section 7(g) and all information relating to any Blackout Periods under Section 3(f) received from the other party with the strictest confidence and will not disseminate such information. Subject to Section 3(c), nothing herein shall be construed to require Issuer or any of its affiliates to make any public disclosure of information at any time. In the event Issuer has notified the Pension Plan that (i) the prospectus included in a registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, (ii) the Commission has issued or threatened to issue any stop order suspending the effectiveness of a registration statement or has initiated proceedings for such purpose or (iii) Issuer has received any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, then the Pension Plan shall not deliver such prospectus to any purchaser unless and until a supplement or amendment to such prospectus has been prepared as set forth in Section 7(g) or until Issuer advises the Pension Plan in writing that the use of such prospectus may be resumed.

           The Pension Plan shall cooperate with Issuer in the preparation and filing of any registration statement under the Securities Act pursuant to this Agreement and provide Issuer with all information necessary to complete such preparation within a reasonable period of time prior to the proposed filing of such registration statement, and in the case of any Demand Registration

Statement or Shelf Registration Statement to be filed pursuant to Section 3(c), within such period as is necessary to enable Issuer to file such registration statement within 30 days of the Pension Plan's request therefor.

           From and after such time as the Pension Plan reduces its ownership of the Registrable Securities to less than 50 million shares of Class E Common Stock, Issuer shall file the reports required to be filed by it under Section 13 of the Exchange Act or any successor thereto (or, if Issuer is not required to file such reports, make publicly available such information upon the request of Pension Plan), and take such further action as the Pension Plan may reasonably request, all to the extent required to enable the Pension Plan to Transfer the Registrable Securities pursuant to Rule 144.

           8. Participation in Underwritten Transfers. The Pension Plan may not participate in any underwritten Transfers hereunder unless the Pension Plan (a) agrees to sell the Pension Plan's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, custodian agreements and other documents required under the terms of such underwriting arrangements.

           9. Registration Expenses and Legal Counsel. Issuer shall be responsible for all federal and state filing fees (including all blue sky registration or qualification fees), all fees and expenses of its counsel and all independent certified public accountants, underwriters (excluding discounts and commissions and fees and expenses of counsel to the underwriters) and other Persons retained by Issuer and all other costs or expenses incurred by Issuer in the performance of its obligations hereunder and the reasonable fees and expenses of one outside law firm representing the Pension Plan and other out-of-pocket expenses of the Pension Plan in connection with any registration statement under the Securities Act pursuant to this Agreement or any amendment thereto; provided, however, that the selection of the law firm representing the Pension Plan shall be subject to the consent of Issuer, which consent shall not be unreasonably withheld. Issuer shall have the right to select the financial printer to be used in connection with any registration of Registrable Securities under the Securities Act pursuant to this Agreement.

           10.   Indemnification.

           (a) Issuer agrees to indemnify and hold harmless each of the Pension Plan, the Trustee and any successor thereto, the investment manager or managers acting on behalf of the Pension Plan with respect to the Registrable Securities and Persons, if any, who control any of them within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each an "Indemnitee"), from and against any and all costs and expenses reasonably incurred and losses, damages and other liabilities sustained by such Indemnitee and arising out of or caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement described herein or any related prospectus relating to the Registrable Securities (as amended or supplemented if Issuer shall have furnished any amendments or supplements thereto), or arising out of or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, except insofar as such costs, expenses, losses, damages or other liabilities arising out of or are caused by any such untrue statement or omission included or omitted in conformity with information furnished to Issuer in writing by such Indemnitee or any Person acting on behalf of such Indemnitee expressly for use therein; provided, however, the foregoing indemnity agreement with respect to any preliminary prospectuses shall not inure to the benefit of such Indemnitee, if the Person asserting any claims, losses, damages or other liabilities against such Indemnitee purchased Registrable Securities and a copy of the prospectus (as then amended or supplemented if Issuer shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Indemnitee to such Person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such Person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such asserted claim, loss, damage or other liability; provided, further, that the foregoing proviso shall not apply in the case of a Piggy-back Registration if the Indemnitee is the Pension Plan or Trustee.

           (b) The Pension Plan agrees, to the extent permitted under applicable law, and each underwriter selected shall agree, to indemnify and hold harmless each of Issuer, its directors, officers, employees and agents, and each person, if any, who controls Issuer within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from Issuer, but only with respect to costs, expenses, losses, damages or other liabilities arising out of or caused by an untrue statement or omission included or omitted in conformity with information furnished in writing by or on behalf of the Pension Plan or such underwriter, as the case may be, expressly for use in any registration statement described herein or any related prospectus relating to the Registrable Securities (as amended or supplemented if Issuer shall have furnished or any amendments or supplements thereto). No claim against the assets of the Pension Plan shall be created by this Section 10(b), except as and to the extent permitted by applicable law.

           (c) In case any claim is asserted or any proceeding (including any governmental investigation) shall be instituted where indemnity may be sought by an Indemnitee pursuant to any of the preceding paragraphs of this Section 10, such Indemnitee shall promptly notify in writing the Person against whom such indemnity may be sought (the "Indemnitor"); provided, however, that the omission so to notify the Indemnitor shall not relieve the Indemnitor of any liability which it may have to such Indemnitee except to the extent that the Indemnitor was prejudiced by such failure to notify. The Indemnitor, upon request of the Indemnitee, shall retain counsel reasonably satisfactory to the Indemnitee to represent (subject to the following sentences of this section) the Indemnitee and any others the Indemnitor may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnitee shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (i) the Indemnitor and the Indemnitee shall have mutually agreed to the retention of such counsel, (ii) the Indemnitor fails to take reasonable steps necessary to defend diligently any claim within ten calendar days after receiving written notice from the Indemnitee that the Indemnitee believes the Indemnitor has failed to take such steps, or (iii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnitor and the Indemnitee and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests or legal defenses between them and, in all such cases, the Indemnitor shall only be responsible for the reasonable fees and expenses of such counsel. It is understood that the Indemnitor shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to any local counsel) for all such Indemnitees not having actual or potential differing interests or legal defenses among them, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Pension Plan or any control Person of the Pension Plan, such firm shall be designated in writing by the Named Fiduciary. The Indemnitor shall not be liable for any settlement of any proceeding effected without its written consent.

           (d) If the indemnification provided for in this Section 10 is unavailable to an Indemnitee in respect of any costs, expenses, losses, damages or other liabilities referred to herein, then the Indemnitor, in lieu of indemnifying such Indemnitee hereunder, shall contribute to the amount paid or payable by such Indemnitee as a result of such costs, expenses, losses, damages or other liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnitor and the Indemnitee and Persons acting on behalf of or controlling the Indemnitee in connection with the statements or omissions or violations which resulted in such costs, expenses, losses, damages or other liabilities, as well as any other relevant equitable considerations. If the indemnification described in Section 10(a) or 10(b) is unavailable to an Indemnitee, the relative fault of Issuer, the Pension Plan and Persons acting on behalf of or controlling the Pension Plan shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Issuer or by Persons acting on behalf of the Pension Plan and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Indemnitor shall not be required to contribute pursuant to this
Section 10(d) if there has been a settlement of any proceeding effected without its written consent. No claim against the assets of the Pension Plan shall be created by this Section 10(d), except as and to the extent permitted by applicable law.

           (e) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding section. Notwithstanding the provisions of this Section 10, the aggregate contribution of the Pension Plan under this Section 10 will not exceed the proceeds received by the Pension Plan from the Registrable Securities sold by it and the Pension Plan shall not be required to contribute under this Section 10 in respect of any costs, expenses, losses, damages or other liabilities unless the same arise with reference to any information furnished to Issuer in writing by Persons acting on behalf of the Pension Plan expressly for use in any registration Statement pursuant to this Agreement or the prospectus or any amendment or supplement thereto. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

           (f) The indemnification and contribution agreements contained in this Section 10 and the representations and warranties of Issuer contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement and (ii) acceptance of and the payment by the buyer for any Registrable Securities.

           11.   Definitions.

           "Blackout Period" means (i) any period of time during which a requested Demand Transfer has been postponed pursuant to Section 3(f), which period shall continue until notice of the termination of such postponement has been delivered to the Pension Plan, and (ii) any holdback period during which Transfers were not permitted by operation of Section 5(a), unless in any offering referred to in Section 5(a), the Pension Plan Transferred or had the opportunity to Transfer shares of Registrable Securities that constituted the lesser of (a) the number of shares of Class E Common Stock that the Pension Plan requested to be included in such offering or (b) 25 million shares.

           "Class E Common Stock" means Class E Common Stock, par value $0.10 per share, of General Motors and any securities issued or issuable with respect to the Class E Common Stock in connection with any stock dividend, stock split (forward or reverse), combination of shares, recapitalization, merger, consolidation, redemption, exchange of securities or other reorganization or reclassification after the date hereof. In the event of any of the foregoing with respect to the Class E Common Stock or similar transactions affecting the Class E Common Stock, all references herein to the designation "Class E Common Stock" and to any specific number of shares of Class E Common Stock shall be appropriately adjusted to give effect thereto, and shall include reference to all securities of the same class regardless of whether any such securities were issued or issuable with respect to the securities that previously constituted the Class E Common Stock.

           "Commission" means the United States Securities and Exchange Commission.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

           "General Motors" means General Motors Corporation, a Delaware corporation.

           "Issuer" means, initially, General Motors, and thereafter, each successor issuer as described in Section 12(a).

           "Liquidity Event" means that either (a) the Pension Plan has Transferred an aggregate of at least 25 million shares of Registrable Securities or (b) the Pension Plan has been given an opportunity to include at least 25 million shares of Registrable Securities in a Piggyback Registration or a Strategic Partner Demand Registration and has declined to do so.

           "Minimum Tender Condition" means, with respect to any tender offer, that there have been validly tendered and not withdrawn pursuant to such tender offer a number of shares of Class E Common Stock which, when taken together with the number of shares of Class E Common Stock that the Bidder making such tender offer otherwise beneficially owns as of immediately after the acceptance for purchase and purchase of such tendered shares, represent more than 50% of the voting power of all securities of Issuer outstanding as of such expiration date and generally entitled to vote in the election of directors.

           "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

           "Registrable Securities" means (i) the Class E Common Stock contributed pursuant to this Agreement from time to time, (ii) the Class E Common Stock held by the Pension Plan as of the date hereof which are subject to the Exchange Agreement and (iii) the securities issued or issuable with respect to the securities referred to in clauses (i) and (ii) in connection with any stock dividend, stock split (forward or reverse), combination of shares, recapitalization, merger, consolidation, redemption, exchange of securities or other reorganization or reclassification after the date hereof. In the event of any of the foregoing with respect to the Registrable Securities or similar transactions affecting the Registrable Securities, all references herein to any designation of securities and to any specific number of shares or Registrable Securities shall be appropriately adjusted to give effect thereto. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been Transferred by the Pension Plan in accordance with all applicable provisions of this Agreement.

           "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

           "Share Limitation" means that the lead underwriter or co-managers of any offering in connection with a Piggyback Registration, a Demand Registration or a Strategic Partner Demand Registration advise Issuer in writing that in their opinion the number of Registrable Securities requested to be included in such offering exceeds, together with other shares of Class E Common Stock to be included therein, the number of shares of Class E Common Stock which can be sold in such offering without adversely affecting the marketability of the offering.

           "Strategic Partner" means any Person (or group of Persons acting in concert with respect to an investment in Issuer) who (i) in a single transaction or series of related transactions entered into as part of a single business venture (the "Strategic Partner Transactions") acquires or commits to acquire shares of Class E Common Stock (or securities convertible into or exchangeable or exercisable for the Class E Common Stock) that constitute not less than 10% of the Class E Common Stock then outstanding (determined after giving effect to such commitment (and assuming that all such shares or securities subject to such commitment are acquired) or acquisition and the conversion, exchange or exercise of all such securities subject to such commitment or so acquired) and
(ii) is designated as such by the Board of Directors of Issuer. Issuer shall give the Pension Plan prompt notice of any such acquisition, commitment and designation, of the nature and proposed timetable for any acquisitions and of the nature of any rights granted to the Person so designated to register under the Securities Act shares of the Class E Common Stock. If more than one Person is designated the Strategic Partner as described above, all rights of the Strategic Partner herein shall be shared among such Persons as such Persons and Issuer may agree. Issuer may designate only one Person (or group of Persons as described above) as the Strategic Partner hereunder. All references herein to the shares of Class E Common Stock beneficially owned by the Strategic Partner shall include all shares of Class E Common Stock (or securities convertible into or exchangeable or exercisable for the Class E Common Stock) acquired by the Strategic Partner pursuant to the Strategic Partner Transactions and all additional shares of Class E Common Stock (or securities convertible into or exchangeable or exercisable for the Class E Common Stock) that the Strategic Partner has a right, commitment or obligation to acquire pursuant to the Strategic Partner Transactions.

           "Transfer" means any sale, transfer or other disposition (including any pledge and any disposition upon the foreclosure of any pledge or any agreement to do any of the foregoing).

           12.   Miscellaneous.

           (a) Succession. In the event that the Registrable Securities are to be converted or exchanged into (or become the right to receive) securities of any issuer other than the Person who is then Issuer hereunder in connection with any transaction to which such Issuer is a party, such Issuer shall cause the issuer of such securities to agree, effective as of such conversion or exchange, that all rights, obligations and restrictions of Issuer set forth in this Agreement, except for the rights, obligations and restrictions set forth in subsections (a) through (e) of Section 1 (which shall only be obligations of General Motors), shall continue to apply to such securities. As of the time of such conversion or exchange, subject to the exception set forth in the preceding sentence, such issuer shall be bound by this Agreement and shall succeed to all rights, restrictions and obligations of Issuer set forth in this Agreement, all references to Issuer herein shall thereafter be deemed to be references to such issuer, and the predecessor Issuer shall be released from all obligations under this Agree-ment (except with respect to any obligations under Section 10 with respect to any registration of securities issued by such Issuer). To evidence the foregoing, prior to the time of such conversion or exchange, Issuer may execute, and cause such issuer to execute, a Succession Agreement substantially in the form of Exhibit C attached hereto. Upon request, the Pension Plan shall acknowledge and agree to any such Succession Agreement as set forth therein. To the extent required and permissible under applicable law, as soon as reasonably practicable after such conversion or exchange, such issuer shall file with the Commission an amendment to the Shelf Registration Statement, if any, then in effect to ensure that such Shelf Registration shall continue to apply to such securities. In the event such issuer is not eligible to register such securities on Form S-3, all references to Form S-3 herein shall thereafter be deemed to be references to Form S-1 or any other available form, except that such issuer shall have no obligations hereunder to file a Shelf Registration Statement (and shall have no obligation with respect to any Shelf Registration Statement that is then in effect) unless and until such time as such issuer becomes eligible to register such securities on Form S-3 or any successor short form registration statement.

           (b) Termination. All rights, restrictions and obligations of Issuer and the Pension Plan, except with respect to any rights and obligations under Section 10, shall terminate and this Agreement shall have no further force and effect at such time as the Pension Plan reduces its ownership of the Registrable Securities to less than 2% of the aggregate number of shares of Class E Common Stock then outstanding.

           (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented except by a writing signed by Issuer and the Pension Plan.

           (d) Notices. Except where notice by teleconference is specifically called for in this Agreement, all notices and other communications provided for or permitted hereunder shall be in writing and, except as specified herein, shall be made by hand delivery, by registered or certified first-class mail, return receipt requested, overnight courier or facsimile transmission:

           (i)   If to the Pension Plan:

                 United States Trust Company of New York
                 114 West 47th Street
                 New York, New York  10036
                 Attention:     Senior Vice President
                                and General Counsel
                 Telephone:     (212) 852-1302
                 Facsimile:     (212) 852-1310

                 with copies to:

                 General Motors Investment Management Corporation
                 767 Fifth Avenue
                 New York, New York  10153
                 Attention:     Vice President, Portfolio Strategy
                         and Manager Relations
                 Telephone:     (212) 418-3590
                 Facsimile:     (212) 418-6339

           (ii)  If to Issuer:

                 General Motors Corporation
                 767 Fifth Avenue
                 New York, New York  10153
                 Attention:     Treasurer
                 Telephone:     (212) 418-3500
                 Facsimile:     (212) 418-3695
                 with copies to:

                 General Motors Corporation
                 Legal Staff
                 3031 West Grand Boulevard
                 Detroit, Michigan  48202
                 Attention:     Warren G. Andersen, Esq.
                 Telephone:     (313) 974-1528
                 Facsimile:     (313) 974-0685

           All notices and communications shall be deemed to have been duly given and received: when received telephonically, if notice by teleconference is specifically called for by this Agreement; when delivered by hand, if hand delivered; the fifth Business Day after being deposited in the mail, registered or certified, return receipt requested, first class postage prepaid, or earlier Business Day actually received, if mailed; the first Business Day after being deposited with an overnight courier, postage prepaid, if by overnight courier; upon oral confirmation of receipt, if by facsimile transmission. Each party agrees promptly to confirm receipt of all notices.

           Whenever notices are required to be given by Issuer, such notices may only be given by the Treasurer of Issuer or another officer or employee of Issuer designated by the Treasurer in advance in writing to the recipient of such notice. Whenever notices are required to be given by any investment manager (including the Trustee) with respect to the Registrable Securities, such notices may only be given by an officer or employee of such investment manager designated in advance in writing to the recipient of such notice.

           (e) No Third Party Beneficiaries. This Agreement shall be for the sole and exclusive benefit of Issuer, the Pension Plan, the Trustee and any other investment manager or managers acting on behalf of the Pension Plan with respect to the Registrable Securities, and their respective successors, and directors, trustees, officers, employees, agents and controlling Persons indemnified hereunder. Nothing in this Agreement shall be construed to give any other Person any legal or equitable right, remedy or claim under this Agreement.

           (f) Descriptive Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof.

           (g) Cooperation. Each party hereto shall take such further action, and execute such additional documents, as may be reasonably requested by any other party hereto in order to carry out the purposes of this Agreement.

           (h) Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by each of the parties and their successors and the directors, trustees (including, without limitation, any successor trustee for the Pension Plan), officers, employees, agents and controlling Persons of the parties. Except for an assignment to a successor trustee or to an investment manager as stated herein, and except as contemplated in Section 12(a), none of the rights or obligations under this Agreement shall be assigned by the Pension Plan without the consent of Issuer or by Issuer without the consent of the Pension Plan.

           (i) Counterparts. This Agreement may be executed in counterparts, and shall be deemed to have been duly executed and delivered by all parties when each party has executed a counterpart hereof and delivered an original or facsimile copy thereof to the other party. Each such counterpart hereof shall be deemed to be an original, and all of such counterparts together shall constitute one and the same instrument.

           (j) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal laws (and not the laws of conflict) of the State of Delaware, except to the extent that the laws of the state or jurisdiction of incorporation or organization of the issuer of the Registrable Securities from time to time specifically apply to questions concerning the relative rights of the issuer of the Registrable Securities and the stockholders of such issuer in their capacities as such.

           (k) Acknowledgments. The Pension Plan agrees that it will obtain written acknowledgments, and provide a copy of such acknowledgments to Issuer, from each of its investment managers with respect to the Registrable Securities (other than the Trustee) and from the Trustee's valuation adviser, confirming that such entity has received and reviewed this Agreement and will comply with the terms of this Agreement applicable to it. Issuer and the Pension Plan acknowledge and agree that, as of the date hereof and pursuant to this Section 12(k), the Exchange Agreement is terminated with respect to the Pension Plan and is of no further force and effect with respect to the Class E Common Stock acquired by the Pension Plan pursuant thereto, and the Pension Plan shall have no further rights, and Issuer shall have no further obligations to the Pension Plan, thereunder or with respect to the Class E Common Stock acquired by the Pension Plan pursuant thereto, and the Pension Plan hereby waives any rights it may have had thereunder.


                           *       *       *       *

           IN WITNESS WHEREOF, the parties hereto, being duly authorized, have executed and delivered this Registration Agreement on the date first above written.

                                                GENERAL MOTORS CORPORATION



                                                By: /s/ Heidi Kunz
                                                Name:   Heidi Kunz
                                                Title:  Vice President and
                                                         Treasurer


                                                GENERAL MOTORS HOURLY-RATE
                                                EMPLOYEES PENSION PLAN

                                            By:   UNITED STATES TRUST COMPANY OF
                                                            NEW YORK, As Trustee


                                                By: /s/ Norman P. Goldberg
                                                Name:   Norman P. Goldberg
                                                Title:  Authorized Agent

                                                                      EXHIBIT A


                              TRANSFER AGREEMENT

            This Agreement is entered into on March 12, 1995, by and between General Motors Corporation, a Delaware corporation ("General Motors"), and United States Trust Company of New York (the "Trustee") as trustee of a trust established under the General Motors Hourly-Rate Employees Pension Plan (the "Pension Plan"), for the account and on behalf of the Pension Plan (which shall thereby be deemed a party to this Agreement). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in
Section 5.

            WHEREAS, General Motors intends, subject to the satisfaction of certain regulatory and other conditions, to contribute approximately 177,000,000 shares of Class E Common Stock to the Pension Plan, pursuant to the terms of a Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement"), by and between General Motors and the Pension Plan; and

            WHEREAS, the Pension Plan is the owner of other shares of Class E Common Stock that are subject to the Registration Rights Agreement; and

            WHEREAS, General Motors wishes to preserve its ability to consummate at a later date a tax-free reorganization (or series of reorganizations) under the Internal Revenue Code of 1986, as amended, and the rules, regulations and rulings thereunder (the "Code"), including, without limitation, a split-off pursuant to which the outstanding shares of Class E Common Stock and, in the discretion of General Motors, Series C Preference Stock will be converted into or exchanged for, among other things, shares of capital stock of Electronic Data Systems Corporation, a Texas corporation ("Texas EDS") (or a subsidiary of Texas EDS or any other subsidiary of General Motors owning an interest in Texas EDS) (Texas EDS and any such subsidiary being collectively referred to herein as "EDS") such that EDS is no longer controlled by General Motors (any such transaction or series of transactions being referred to herein as a "Split-Off"), and to preserve the tax-free status of a Split-Off in the event that EDS enters into a business combination with one or more other corporations or other business entities (a "Merger") within two years of such time as a Split-Off is effected, which objective makes it desirable that certain restrictions be imposed on the Pension Plan's ability to Transfer the Transferable Securities; and

            WHEREAS, the Pension Plan is prepared to accept the shares of Class E Common Stock that may be contributed to it as described in the Registration Rights Agreement and to hold and Transfer any such shares and other shares of Class E Common Stock owned by it on the terms and conditions stated herein; and

            WHEREAS, the Trustee has been appointed by the named fiduciary of the Pension Plan (the "Named Fiduciary") (as determined in accordance with
Section 402(a) of the Employee Retirement Income Security Act of 1974, as amended), to manage any shares of Class E Common Stock held by the Pension Plan as described in the Registration Rights Agreement and this Agreement and to exercise all rights, powers and privileges appurtenant to such shares (subject to the authority of the Named Fiduciary to terminate such appointment and appoint one or more other investment managers for any such shares); and

            WHEREAS, the Trustee has full power and authority to execute and deliver this Agreement for the account and on behalf of the Pension Plan and to so bind the Pension Plan;

            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, General Motors and the Pension Plan hereby agree as follows:

            1.    Restrictions on Transfer.

            (a) (i) From and after such date as the first shares of Class E Common Stock are contributed to the Pension Plan pursuant to the Registration Rights Agreement (the "Initial Contribution Date"), the Pension Plan shall not make any Transfer of the Transferable Securities to any Person if, to the knowledge of the Pension Plan after reasonable inquiry, such Person is a Foreign Person and, as a result of such Transfer, such Person would own (directly or through the attribution rules contained in the regulations under Section 367(e) of the Code) shares of Class E Common Stock that would constitute more than 5% of the total value of the Class E Common Stock then outstanding. The foregoing restriction shall terminate at such time as a Split-Off is effected (the "Split-Off Date").

             (ii) From and after the Initial Contribution Date, the Pension Plan shall not make any Transfer of the Transferable Securities to (A) any Person (or group of related Persons acting pursuant to a plan or arrangement) (whether such Person (or group of related Persons acting pursuant to a plan or arrangement) is buying for its own account or as a fiduciary on behalf of one or more accounts), if such Transferable Securities constitute more than 2% of the Class E Common Stock then outstanding or (B) any Person (or group of related Persons acting pursuant to a plan or arrangement) if such Person (or group of related Persons acting pursuant to a plan or arrangement) is then, or as a result of such Transfer will become, to the knowledge of the Pension Plan after reasonable inquiry, a 5% Person. The foregoing restrictions shall terminate on the first anniversary of the Split-Off Date.

                 (b) From and after the Initial Contribution Date, the Pension Plan shall not make any Transfer of the Transferable Securities to any Person (or group of related Persons acting pursuant to a plan or arrangement) if, as a result of such Transfer and related transactions, to the knowledge of the Pension Plan after reasonable inquiry, such Person (or group of related Persons acting pursuant to a plan or arrangement) would have acquired shares of Class E Common Stock that (when aggregated with all other shares of Class E Common Stock so acquired at any time by such Person (or group of related Persons acting pursuant to a plan or arrangement)) would constitute 40% or more of the total number of shares of Class E Common Stock then outstanding (computed for this purpose as if any option, warrant or other security that permits such Person (or group of related Persons acting pursuant to a plan or arrangement) to acquire additional shares of Class E Common Stock (or any securities convertible into or exchangeable or exercisable for the Class E Common Stock) had been fully exercised, converted or exchanged). The foregoing restriction shall terminate 185 days after the Split-Off Date.

                 (c) From and after any such time as the Pension Plan receives notice from General Motors or otherwise becomes aware by public announcement that General Motors intends to effect a Split-Off (the "Split-Off Notice Date"), the Pension Plan shall not make any Transfer of the Transferable Securities if, after giving effect to such Transfer, the number of shares of Transferable Securities that would be owned directly by the Pension Plan (which shall include all shares in which the Pension Plan has a beneficial interest (whether or not registered in the name of the Pension Plan) and which shall not include shares owned by any Affiliate of the Pension Plan) would constitute less than 50% of the number of Transferable Securities owned directly by the Pension Plan as of the Split-Off Notice Date; provided that if there has been at any time from and after the Split-Off Notice Date, to the knowledge of the Pension Plan after reasonable inquiry, any 5% Person, then the Pension Plan may Transfer shares of Transferable Securities only if and to the extent that the number of Transferable Securities that would be owned directly by the Pension Plan immediately after such proposed Transfer would exceed 50% of the sum of
(i) the number of shares of Class E Common Stock owned directly by the Pension Plan as of the Split-Off Notice Date and (ii) the maximum number of shares of Class E Common Stock directly or indirectly beneficially owned (as defined in Rule 13d-3 of the Exchange Act or any successor thereto ("Rule 13d-3")) at any time since the Split-Off Notice Date, to the knowledge of the Pension Plan after reasonable inquiry, by such 5% Person and by each other 5% Person (reduced so as not to double count any shares Transferred by one 5% Person to any other 5% Person). The restrictions set forth in this Section 1(c) shall terminate (i) in the event any such Split-Off is abandoned, on such date as the Pension Plan receives notice from General Motors or otherwise becomes aware of such abandonment (subject to such restrictions again becoming applicable as described in the first sentence of this Section 1(c)) or (ii) in the event any such Split-Off is effected, on the second anniversary of the Split-Off Date, provided that, if any agreement or letter of intent or other announcement of an intention to effect a Merger is entered into or made prior to the second anniversary of the Split-Off Date (a "Merger Event"), such restrictions shall terminate (A) except as provided in clause (B) below, on the second anniversary of such time as such Merger is consummated (such time being referred to as the "Merger Date"), (B) in the event such Merger constitutes a fully taxable exchange under Section 1001 of the Code, in which such Section applies to consideration received pursuant to such Merger by all shareholders of the Person who is then the issuer of the Transferable Securities and so long as the Pension Plan (and the Trustee) complied fully with the provisions of Section 1(h) with respect to such Merger, on the Merger Date, or (C) in the event such Merger is abandoned, on the later of (Y) the second anniversary of the Split-Off Date (subject to the occurrence of another Merger Event after such abandonment and prior to such second anniversary) and (Z) such date as the Pension Plan receives notice from General Motors or otherwise becomes aware of such abandonment.

                 (d) Sections 1(a), 1(b) and 1(f) shall not apply to any Transfer of Transferable Securities by the Pension Plan if such Transfer is pursuant to an underwritten public offering reasonably designed to achieve a broad public distribution of the securities being offered; provided, that the Pension Plan shall have caused the lead underwriter and any co-manager of such offering to have agreed (and the Pension Plan shall have delivered evidence of such agreement to General Motors prior to the proposed commencement of such offering) to use its reasonable best efforts (i) to effect a broad public distribution of such securities and (ii) not to make any Transfer to any one Person (or group of related Persons acting pursuant to a plan or arrangement) (whether such Person (or group of related Persons acting pursuant to a plan or arrangement) is buying for its own account or as a fiduciary on behalf of one or more accounts) if (A) such Transfer is of Transferable Securities constituting more than 2% of the Class E Common Stock then outstanding or (B) such Person (or group of related Persons acting pursuant to a plan or arrangement) is a 5% Person, or, at any time prior to the time of such Transfer, has been designated in a written list provided by General Motors to the Pension Plan as, to the reasonable belief of General Motors, beneficially owning (as defined in Rule 13d-3) 2% or more of the total voting power or total value of the Class E Common Stock then outstanding.

                 (e) Nothing in this Agreement shall prohibit the Pension Plan from making any Transfer of Transferable Securities if and to the extent such Transfer is made pursuant to a Split-Off or a Merger; provided that this Agreement shall continue to apply to any Transferable Securities received by the Pension Plan pursuant to such Split-Off or Merger, as the case may be, as provided in this Agreement.

                 (f) From and after the Initial Contribution Date, the Pension Plan shall not make any Transfer of the Transferable Securities to any Person (or group of related Persons acting pursuant to a plan or arrangement) if, to the knowledge of the Pension Plan after reasonable inquiry, as a result of such Transfer, such Person (or group of related Persons acting pursuant to a plan or arrangement) would constitute a 5% Person, unless the Pension Plan shall cause such Person (and all related Persons acting pursuant to a plan or arrangement) to agree to be bound by the provisions of this Agreement and to execute a transferee agreement reasonably satisfactory to General Motors and the Pension Plan to effectuate the purposes hereof. An executed copy of such agreement shall be delivered to General Motors prior to the consummation of any such proposed Transfer of the Transferable Securities. The foregoing restriction shall terminate on the second anniversary of the Split-Off Date; provided that if a Merger Event occurs prior to the second anniversary of the Split-Off Date, such restriction shall terminate on the second anniversary of the Merger Date or, in the event such Merger is abandoned, on the later of (i) the second anniversary of the Split-Off Date (subject to the occurrence of another Merger Event after such abandonment and prior to such second anniversary) and (ii) such date as the Pension Plan receives notice from General Motors or otherwise becomes aware of such abandonment.

                 (g) Until all restrictions set forth in Sections 1(a) through 1(f) have terminated pursuant to the terms set forth therein, the Pension Plan shall not make any Transfer of securities convertible into or exercisable or exchangeable for the Transferable Securities or any other securities the value of which is derived from the Transferable Securities unless prior to the consummation of such Transfer General Motors has received a Modification Ruling (as defined below) confirming, in form and substance reasonably satisfactory to General Motors, that no income, gain or loss will be recognized by General Motors, EDS or General Motors's or EDS's stockholders or Affiliates on account of such Transfer.

                 (h) The Trustee has determined that a Split-Off would substantially increase the value of the Transferable Securities and is therefore in the interests of the Pension Plan and the participants and beneficiaries of the Pension Plan. General Motors has represented to the Trustee that it will not consider a Split-Off unless it can be adequately assured of the tax-free status of such Split-Off. The Trustee recognizes that such tax-free status may be jeopardized by a taxable Merger that occurred within two years of a Split-Off. Accordingly, until all restrictions set forth in Sections 1(a) through 1(f) have terminated pursuant to the terms set forth therein, the Pension Plan (or the Trustee on behalf of the Pension Plan) will vote against any proposed Merger if (i) the Trustee determines, on the advice of tax counsel, that such Merger would not constitute a tax-free reorganization under Section 368 of the Code in which Section 354(a)(1) of the Code would apply to consideration received pursuant to such Merger by all shareholders of the Person who is then the issuer of the Transferable Securities or (ii) General Motors delivers to the Trustee, no later than three Business Days prior to the scheduled date for the stockholders meeting at which such Merger is to be voted on or the expiration date for the consent solicitation with respect thereto, as the case may be, an opinion of tax counsel reasonably satisfactory to the Trustee (which tax counsel may have been and be retained, employed or consulted from time to time by General Motors) that there is a material risk that such Merger would not constitute a tax-free reorganization as described above. The Trustee shall deliver written notice to General Motors of any determination made pursuant to clause (i) of the preceding sentence (or of any decision not to make any such determination) as promptly as practicable, and in any event no later than ten Business Days prior to the scheduled date for the stockholders meeting at which such Merger is to be voted on or the expiration date for the consent solicitation with respect thereto, as the case may be.

                 (i) No Transfer or attempted Transfer of Transferable Securities in violation of this Agreement shall be made or recorded on the books of General Motors (or any other issuer of the Transferable Securities) and any such Transfer shall be void and of no effect.

                 (j) Each certificate representing the shares of Class E Common Stock contributed to the Pension Plan pursuant to the Registration Rights Agreement shall conspicuously bear a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A TRANSFER AGREEMENT, DATED AS OF MARCH 12, 1995, BY AND BETWEEN GENERAL MOTORS CORPORATION ("GENERAL MOTORS") AND THE INITIAL HOLDER HEREOF THAT CONTAINS, AMONG OTHER THINGS, CERTAIN RESTRICTIONS ON THE
         TRANSFER OF SUCH SECURITIES. A COPY OF SUCH TRANSFER AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY GENERAL MOTORS TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The certificates representing shares of Class E Common Stock held by the Pension Plan and acquired other than pursuant to the Registration Rights Agreement shall be promptly surrendered to General Motors in order that General Motors' transfer agent may place such legend upon them. General Motors (or any other issuer of the Transferable Securities) shall instruct its transfer agent that such legend shall be removed from the certificates representing any Transferable Securities upon the earlier of (i) the Pension Plan's Transfer of such shares of Transferable Securities if such Transfer is made in accordance with all applicable provisions of this Agreement and to a Person (or group of related Persons acting pursuant to a plan or arrangement) who is not required to execute a transferee agreement under Section 1(f) and (ii) the termination of all restrictions set forth in Sections 1(a) through 1(f) pursuant to the terms set forth therein.

                 (k) Nothing herein shall be construed as a waiver or modification of any of the restrictions on Transfer of the Registrable Securities (as defined in the Registration Rights Agreement) set forth in the Registration Rights Agreement, in no event shall any Transfer of the Transferable Securities be deemed to be a permitted Transfer of the Registrable Securities under the Registration Rights Agreement solely because such Transfer is permitted under this Agreement and in no event shall any Transfer of the Registrable Securities be deemed to be a permitted Transfer of the Transferable Securities under this Agreement solely because such Transfer is permitted under the Registration Rights Agreement.

                 2.       Representations, Warranties and Covenants.

                 (a) The Pension Plan represents that it owns 17,233,484 shares of Class E Common Stock and 197,605* shares of Series C Preference Stock, in each case as of the date hereof.

                 (b) The Pension Plan agrees that from and after the date hereof it shall not purchase or acquire, in open market transactions or otherwise, any additional shares of Class E Common Stock or any securities convertible into or exercisable or exchangeable for the Class E Common Stock or any other interest in the Class E Common Stock; provided, that (i) any securities received by the Pension Plan as consideration for any exchange or conversion of Class E Common Stock pursuant to the terms of a Split-Off or a Merger, (ii) any securities acquired by the Pension Plan as a dividend or other distribution on the Class E Common Stock and (iii) any shares of Class E Common Stock contributed to the Pension Plan pursuant to the Registration Rights Agreement, shall not violate this Section 2(b). The foregoing covenant shall terminate following the consummation of a Split-Off at the time described in clause (ii) of the last sentence of Section 1(c).

                 3.       Cooperation and Other Covenants.

                 (a) The Pension Plan shall take (or refrain from taking) all such actions as General Motors may reasonably request as necessary to ensure that General Motors obtains and maintains (i) a private letter ruling from the IRS (the "Split-Off Ruling") confirming, in form and substance reasonably satisfactory to

- -----------------
* 197,605 Depositary Shares representing 19,760.5 shares of Series C Preference Stock.

General Motors, that no income, gain or loss will be recognized by General Motors, its stockholders or Affiliates on account of a Split-Off (except to the extent of any additional consideration described in Section 356 of the Code) and (ii) a private letter ruling from the IRS or an opinion of counsel, as determined by General Motors in its sole discretion (the "Merger Ruling"), confirming, in form and substance reasonably satisfactory to General Motors, that no income, gain or loss will be recognized by General Motors, EDS or General Motors's or EDS's stockholders or Affiliates on account of a Merger. Without limiting the generality of the foregoing, the Pension Plan shall agree to be bound by such further restrictions on its ability to Transfer the Transferable Securities as may be reasonably necessary to satisfy the IRS that the Split-Off is not a device for the distribution of profits and earnings of General Motors to General Motors's stockholders and to make such further representations and covenants and execute such additional documents, in each case as General Motors may reasonably request as necessary in connection with obtaining either the Split-Off Ruling or the Merger Ruling.

                 (b) If so requested by the Pension Plan, General Motors shall waive or modify any restriction set forth in Section 1 if and to the extent that General Motors obtains a private letter ruling from the IRS (the "Modification Ruling") confirming, in form and substance reasonably satisfactory to General Motors, that such proposed waiver or modification shall not cause General Motors, EDS or General Motors's or EDS's stockholders or Affiliates to recognize any income, gain or loss on account of either a Split-Off (except to the extent of any additional consideration described in Section 356 of the Code) or a Merger. Without limiting the generality of the foregoing, General Motors shall promptly seek to obtain any such Modification Ruling as the Pension Plan may reasonably request, including a Modification Ruling hereby requested by the Pension Plan, confirming, in form and substance reasonably satisfactory to General Motors, that the IRS will not consider all or part of the number of shares of Class E Common Stock owned by 5% Persons other than the Pension Plan for purposes of determining whether the continuity of interest requirement has been satisfied with respect to a Split-Off or a Merger. General Motors and the Pension Plan shall cooperate with each other (and any such tax counsel) and shall take (or refrain from taking) such actions as either party hereto may reasonably request as necessary to obtain any requested Modification Ruling.

                 (c) General Motors shall promptly notify the Pension Plan of any intention of General Motors to effect or abandon a Split-Off and any intention of EDS of which EDS has notified General Motors with respect to a Merger or the abandonment of a Merger, in all such cases at such time and to the extent determined by General Motors, in its sole discretion, to be reasonably consistent with the purposes of this Agreement.

                 (d) Until all restrictions set forth in Section 1 have terminated, the Pension Plan shall give General Motors written notice of any proposed Transfer of the Transferable Securities within a reasonable period of time prior to such proposed Transfer, and in any event no later than such date as any notice with respect to such proposed Transfer is required to be given by the Pension Plan pursuant to the Registration Rights Agreement (including any notice of election to participate in any Piggyback Registration) or, if no such date is provided for in the Registration Rights Agreement, 10 days prior to the proposed consummation of such Transfer. Each notice hereunder of a proposed Transfer shall set forth the number of shares of Transferable Securities then owned by the Pension Plan and the terms and conditions of such proposed Transfer, including, without limitation, the approximate number of Transferable Securities proposed to be Transferred, the proposed timetable for such Transfer, whether such Transfer is to be made pursuant to an underwritten public offering in accordance with Section 1(f) and, if such Transfer is to be made otherwise, the identity of any proposed transferee and the number of shares of Class E Common Stock otherwise then owned by such proposed transferee, all with sufficient particularity to enable General Motors to determine whether such proposed Transfer would comply with the provisions of this Agreement. If, in connection with any such proposed Transfer, the Pension Plan receives from any proposed underwriter, co-manager or transferee any certificate, representation, undertaking or other documentation intended to establish compliance with the provisions of this Agreement, then the Pension Plan shall deliver to General Motors a copy thereof prior to the consummation of such proposed Transfer. The Pension Plan shall give General Motors written notice of any material change in the terms and conditions of a proposed Transfer from those described in any previous notice thereof to General Motors from the Pension Plan as promptly as practicable, and in no event later than two Business Days prior to such time as such Transfer is then proposed to be consummated, and the Pension Plan shall not make any proposed Transfer other than in accordance with such terms and conditions as so described to General Motors. If at any time prior to the consummation of any proposed Transfer, General Motors determines, based on the advice of its legal counsel, that such proposed Transfer would violate any of the restrictions or be inconsistent with any of the provisions of this Agreement, then General Motors shall give notice to the Pension Plan of such determination and, unless and until tax counsel (which shall not be tax counsel regularly employed by General Motors or the Pension Plan unless otherwise agreed) mutually agreeable to General Motors and the Pension Plan (the fees and expenses of which shall be borne equally by General Motors and the Pension
Plan) delivers an opinion to General Motors and the Pension Plan that such proposed Transfer would not so violate or be inconsistent with this Agreement, the Pension Plan shall not make such proposed Transfer. General Motors and the Pension Plan shall cooperate with each other (and any such tax counsel) and shall provide each other with such information as may reasonably be requested in order to enable any party (or such tax counsel) to make any determination with respect to this Agreement.

                 (e) Each of the parties shall treat all notices of and information relating to proposed Transfers, Split-Offs and Mergers, including, without limitation, all notices pursuant to Sections 3(c) and 3(d), that are received from the other party with the strictest confidence and shall not disseminate such information; provided, that nothing herein shall prohibit disclosure of any such notice or information to the then issuer of the Transferable Securities. Nothing herein shall be construed to require General Motors or any of its Affiliates to make any public disclosure of information at any time.
                 4. Remedies. Each of the parties to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys fees) caused by any breach of any provision of this

Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that the Pension Plan's breach of any term or provision of this Agreement will materially and irreparably harm General Motors, that money damages will accordingly not be an adequate remedy for any breach of the provisions of this Agreement by the Pension Plan and that General Motors, in its sole discretion and in addition to any other remedies it may have at law or in equity, may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

                 5.       Definitions and Interpretations.

                 (a)      Definitions.

                 "Affiliate" has the meaning set forth in Rule 12b-2 under the Exchange Act (or any successor thereto).

                 "Business Day" means such days as the New York Stock Exchange, Inc. shall be open for trading.

                 "Class E Common Stock" means Class E Common Stock, par value $0.10 per share, of General Motors and any securities issued or issuable with respect to the Class E Common Stock in connection with any stock dividend, stock split (forward or reverse), combination of shares, recapitalization, merger, consolidation, redemption, exchange of securities or other reorganization or reclassification after the date hereof, including, without limitation, shares of capital stock of EDS issued or issuable with respect to the Class E Common Stock in connection with a Split-Off and shares of capital stock issued or issuable with respect to such shares of capital stock of EDS in connection with a Merger. In the event of any of the foregoing with respect to the Class E Common Stock or similar transactions affecting the Class E Common Stock, all references herein to the designation "Class E Common Stock" and to any specific number of shares of Class E Common Stock shall be appropriately adjusted to give effect thereto, and shall include reference to all securities of the same class regardless of whether any such securities were issued or issuable with respect to the securities that previously constituted the Class E Common Stock.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                 "Exchange Agreement" means the Exchange and Registration Agreement, dated as of November 4, 1992, by and among General Motors, the Pension Plan and the General Motors Corporation Retirement Program for Salaried Employees.

                 "5% Person" means any Person (or group of related Persons acting pursuant to a plan or arrangement) that, directly or indirectly, beneficially owns (as defined in Rule 13d-3) shares of Class E Common Stock that constitute 5% or more of the total voting power or total value of the Class E Common Stock then outstanding; provided that no Person (or group of related Persons acting pursuant to a plan or arrangement) shall be deemed a 5% Person for purposes of Section 1(c) if such Person (or group of related Persons acting pursuant to a plan or arrangement) (i) acquired such shares directly from General Motors or (ii) has executed and delivered to General Motors a transferee agreement pursuant to Section 1(f).

                 "Foreign Person" means any person who is not either (i) a citizen or resident of the United States, (ii) a domestic partnership, (iii) a domestic corporation or (iv) an estate or trust treated as a U.S. person under
Section 7701(a)(30)(D) of the Code.

                 "IRS" means the Internal Revenue Service.

                 "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

                 "Series C Preference Stock" means Series C Convertible Preference Stock, par value $0.10 per share, of General Motors.

                 "Transfer" means any sale, transfer or other disposition (including any pledge and any disposition upon the foreclosure of any pledge) or any agreement to do any of the foregoing.

                 "Transferable Securities" means (i) the Class E Common Stock contributed to the Pension Plan pursuant to the Registration Rights Agreement from time to time, (ii) the Class E Common Stock held by the Pension Plan as of the date hereof which are subject to the Exchange Agreement and (iii) the securities issued or issuable with respect to the securities referred to in clauses (i) and (ii) in connection with any stock dividend, stock split (forward or reverse), combination of shares, recapitalization, merger, consol-idation, redemption, exchange of securities or other reorganization or reclassification after the date hereof, including, without limitation, shares of capital stock of EDS issued or issuable with respect to the Class E Common Stock in connection with a Split-Off and shares of capital stock issued or issuable with respect to the Class E Common Stock in connection with a Merger. In the event of any of the foregoing with respect to the Transferable Securities or similar transactions affecting the Transferable Securities, all references herein to the designation "Transferable Securities" and to any specific number of shares of Transferable Securities shall be appropriately adjusted to give effect thereto.

                 (b)      Interpretations.

                 For purposes of this Agreement, "knowledge of the Pension Plan after reasonable inquiry" shall mean actual knowledge of the Pension Plan after such inquiry, provided that, for purposes of determining compliance of any proposed Transfer of Transferable Securities with the provisions of this Agreement, (i) the Pension Plan shall be deemed to have actual knowledge of the information contained in any Schedule 13D or 13G (or any successor thereto) filed under the Exchange Act or any amendment thereto with respect to the Class E Common Stock more than two Business Days prior to such proposed Transfer and
(ii) if such Transfer is made pursuant to an underwritten public offering as described in Section 1(d), the Pension Plan shall be deemed to have made a reasonable inquiry if it shall have conducted a search of the filings of Schedules 13D and 13G (and any successors thereto) under the Exchange Act and any amendments thereto within two Business Days of such proposed Transfer.

                 6.       Miscellaneous.

                 (a) Successor Issuers. In the event that, at any time after the time at which the Class E Common Stock is converted into, exchanged for or otherwise becomes a security of EDS, EDS enters into any transaction pursuant to which the capital stock of EDS is to be converted into, exchanged for or otherwise become the right to receive securities of any issuer other than EDS, then all references herein to EDS (including this Section 6(a)) shall be deemed as of the time of consummation of such transaction to be references to both EDS and such successor issuer.

                 (b) Amendments and Waivers. Except as otherwise pro-vided herein, the provisions of this Agreement may not be amended, modified or supplemented except by a writing signed by General Motors and the Pension Plan.

                 (c) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be made by hand delivery, by registered or certified first-class mail, return receipt requested, overnight courier or facsimile transmission:

                 (i)      If to the Pension Plan:

                          United States Trust Company of New York
                          114 West 47th Street
                          New York, New York  10036
                          Attention:  Senior Vice President
                                          and General Counsel
                          Telephone:  (212) 852-1302
                          Facsimile:  (212) 852-1310
                          with copies to:

                          General Motors Investment Management Corporation 767 Fifth Avenue
                          New York, New York  10153
                          Attention:  Vice President, Portfolio Strategy
                                  and Manager Relations
                          Telephone:  (212) 418-3590
                          Facsimile:  (212) 418-6339

                 (ii)     If to General Motors:

                          General Motors Corporation
                          767 Fifth Avenue
                          New York, New York  10153
                          Attention:  Treasurer
                          Telephone:  (212) 418-3500
                          Facsimile:  (212) 418-3695

                          with copies to:

                          General Motors Corporation
                          Legal Staff
                          3031 West Grand Boulevard
                          Detroit, Michigan  48202
                          Attention:  Warren G. Andersen, Esq.
                          Telephone:  (313) 974-1528
                          Facsimile:  (313) 974-0685

                 All notices and communications shall be deemed to have been duly given and received: when delivered by hand, if hand delivered; the fifth Business Day after being deposited in the mail, registered or certified, return receipt requested, first class postage prepaid, or earlier Business Day actually received, if mailed; the first Business Day after being deposited with an overnight courier, postage prepaid, if by overnight courier; upon oral confirmation of receipt, if by facsimile transmission. Each party agrees promptly to confirm receipt of all notices.

                 Whenever notices are required to be given by General Motors, such notices may only be given by the Treasurer of General

Motors or another officer or employee of General Motors designated by the Treasurer in advance in writing to the recipient of such notice. Whenever notices are required to be given by any investment manager (including the Trustee) with respect to the Transferable Securities, such notices may only be given by an officer or employee of such investment manager designated in advance in writing to the recipient of such notice.

                 (d) No Third Party Beneficiaries. This Agreement shall be for the sole and exclusive benefit of General Motors, the Pension Plan, the Trustee and any other investment manager or managers acting on behalf of the Pension Plan with respect to the Transferable Securities, and their respective successors, and directors, trustees, officers, employees, agents and controlling Persons indemnified hereunder. Nothing in this Agreement shall be construed to give any other Person any legal or equitable right, remedy or claim under this Agreement.

                 (e) Descriptive Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof.

                 (f) Cooperation. Each party hereto shall take such further action, and execute such additional documents, as may be reasonably requested by any other party hereto in order to carry out the purposes of this Agreement.

                 (g) Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by each of the parties and their successors. Except for an assignment to a successor trustee or to an investment manager as stated herein and except as provided in
Section 1(f), none of the rights or obligations under this Agreement shall be assigned by the Pension Plan without the consent of General Motors or by General Motors without the consent of the Pension Plan.

                 (h) Counterparts. This Agreement may be executed in counterparts, and shall be deemed to have been duly executed and delivered by all parties when each party has executed a counterpart hereof and delivered an original or facsimile copy thereof to the other party. Each such counterpart hereof shall be deemed to be an original, and all of such counterparts together shall constitute one and the same instrument.

                 (i) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal laws (and not the laws of conflict) of the State of Delaware, except to the extent that the laws of the state or jurisdiction of incorporation or organization of the issuer of the Transferable Securities from time to time specifically govern questions concerning the relative rights of the issuer of the Transferable Securities and the stockholders of such issuer in their capacities as such.

                 (j) Acknowledgements. The Pension Plan agrees that it will (i) obtain written acknowledgements, and provide a copy of such acknowledgments to General Motors from each of its investment managers with respect to the Transferable Securities (other than the Trustee), confirming that such entity has received and reviewed this Agreement and will comply with the terms of this Agreement applicable to it and (ii) inform each of the investment managers working with or for the Pension Plan in any capacity of the existence and terms of the covenant made by the Pension Plan in Section 2(b) and instruct each such investment manager to comply with such covenant at all times until such covenant terminates as provided in Section 2(b).

                             *    *    *    *    *

                 IN WITNESS WHEREOF, the parties hereto, being duly authorized, have executed and delivered this Transfer Agreement on the date first above written.

                                           GENERAL MOTORS CORPORATION


                                           By: /s/ Heidi Kunz
                                           Name:   Heidi Kunz
                                           Title:  Vice President and Treasurer



                                           GENERAL MOTORS HOURLY-RATE
                                           EMPLOYEES PENSION PLAN

                                           By:  UNITED STATES TRUST COMPANY OF
                                                NEW YORK, As Trustee


                                           By: /s/ Norman P. Goldberg
                                           Name:   Norman P. Goldberg
                                           Title:  Authorized Agent

                                                                     EXHIBIT B


                             INTEREST RATE SCHEDULE


                 The interest rate referred to in Section 2(f)(iv) shall be a per annum rate equal to the sum of (i) the rate quoted on the date of delivery of the Exercise Notice for United States Treasury bills with a maturity of 90 days and (ii) the amount set forth below under the column "Spread" corresponding to the rating (the "Rating") assigned by Standard & Poor's Ratings Group ("S&P") to the short term unsecured debt obligations of Issuer on the date of delivery of the Exercise Notice (it being understood that, for purposes of the foregoing, (i) the rating assigned to such debt obligations by any other rating agency shall be disregarded, (ii) any plus attached to a rating assigned by S&P shall be disregarded, (iii) any minus attached to a rating assigned by S&P shall be considered a downgrade to the next lowest rating and (iv) if S&P changes its rating system after the date hereof, the Ratings as set forth below shall be adjusted to the comparable ratings under such new rating system).


               Rating                           Spread (in basis points)
               ------                           ------
           A or better                           50
           BBB                                  100
           BB                                   250
           B or below or No Rating              400

                                                                      EXHIBIT C


                              SUCCESSION AGREEMENT


                 This Agreement is entered into as of ___________, ____, by and between ________________________, a __________ corporation ("Predecessor"), and
___________________, a __________ corporation ("Successor"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Registration Rights Agreement, dated as of ___________, 1995 (the "Registration Agreement") by and between General Motors Corporation, a Delaware corporation ("General Motors"), and United States Trust Company of New York, as trustee (the "Trustee") of a trust established under the General Motors Hourly-Rate Employees Pension Plan (the "Pension Plan"), for the account of and on behalf of the Pension Plan.

                 WHEREAS, Predecessor is currently the issuer of the securities referred to as the "Registrable Securities" and "Class E Common Stock" in the Registration Agreement and generally has the rights and the obligations of Issuer under the Registration Agreement; and

                 WHEREAS, pursuant to ________________ (the "Transaction"), shares of Class E Common Stock shall be [converted into] [exchanged for] securities of Successor (the "Successor Securities"), effective as of ____________ (the "[Conversion] [Exchange] Date"); and

                 WHEREAS, the Registration Agreement contemplates that in the event of a transaction such as the Transaction, Successor shall generally succeed to the rights and obligations of Issuer under the Registration Agreement; and

                 NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Predecessor and Successor hereby agree as follows:

                 1.       Succession.

                 (a) Effective as of the [Conversion] [Exchange] Date, all rights, obligations and restrictions with respect to shares of Class E Common Stock (including Registrable Securities) set forth in the Registration Agreement shall apply to the Successor Securities.

                 (b) Effective as of the [Conversion] [Exchange] Date, Successor shall be bound by the Registration Agreement and shall succeed to all rights, restrictions and obligations of Issuer set forth in the Registration Agreement, all references to Issuer therein shall thereafter be deemed to be references to Successor, and Predecessor shall be released from all obligations under the Registration Agreement.

                 (c) Notwithstanding subsections (a) and (b) above, (i) all rights and obligations in Sections 1(a) through 1(e) of the Registration Agreement shall remain rights and obligations of General Motors and (ii) Predecessor shall not be released from any obligations under Section 10 of the Registration Agreement with respect to any registration of securities issued by Predecessor.

                 1. Cooperation. Predecessor and Successor shall take such further action, and execute such additional documents, as may be reasonably requested by either party in order to carry out the purposes of this Agreement.

                 2. Counterparts. This Agreement may be executed in counterparts, and shall be deemed to have been duly executed and delivered by all parties when each party has executed a counterpart hereof and delivered an original or facsimile copy thereof to the other party. Each such counterpart hereof shall be deemed to be an original, and all of such counterparts together shall constitute one and the same instrument.


                                 *     *     *

                 IN WITNESS WHEREOF, the parties hereto, being duly authorized, have executed and delivered this Succession Agreement on the date first above written.

                              PREDECESSOR:

                              _________________________________


                              By: _____________________________
                              Its: ____________________________


                              SUCCESSOR:

                              _________________________________


                              By: _____________________________
                              Its: ____________________________



                 This Succession Agreement (including, without limitation, the release of the Predecessor from obligations under the Registration Agreement as set forth herein (except as provided in Section 1(c) above)) is acknowledged and agreed to as of this _____ day of _____________, ____.


GENERAL MOTORS HOURLY-RATE
EMPLOYEES PENSION PLAN

By:      UNITED STATES TRUST COMPANY
         OF NEW YORK, As Trustee



By: _____________________________
Its: ____________________________





                                     - 3 -